Evergreen North Carolina Municipal Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
August 31, 2001

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Maturity
                                                                                                        Coupon        Date
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS - 99.1%
North Carolina - 96.2%
Appalachian State University, NC, Elec., Light , Pwr., University & College Impt. RB                     6.20%     5/15/24
Broad River, NC Wtr. Auth. Wtr. Sys. RB                                                                  5.75%      6/1/18
Brunswick Cnty., NC GO                                                                                   4.75%      5/1/12
Brunswick Cnty., NC GO                                                                                   5.00%      5/1/16
Buncombe Cnty., NC GO                                                                                    4.90%      4/1/14
Burlington, NC Burlington Homes RB                                                                       6.00%      8/1/09
Burlington, NC GO                                                                                        5.20%      2/1/13
Cabarrus Cnty., NC RRB                                                                                   5.50%      4/1/15
Carteret Cnty., NC GO                                                                                    5.40%      5/1/15
Carteret Cnty., NC GO Sch. Impts.                                                                        5.40%      5/1/13
Carteret Cnty., NC GO Sch. Impts.                                                                        5.40%      5/1/14
Cary, NC GO                                                                                              5.00%      3/1/14
Cary, NC Wtr. & Pub. Impts.                                                                              5.00%      3/1/17
Cary, NC Wtr. & Pub. Impts.                                                                              5.00%      3/1/19
Chapel Hill, NC Parking Facs. RB, COP                                                                    6.35%     12/1/18
Charlotte, NC Arpt. RB                                                                                   5.75%      7/1/12
Charlotte, NC Arpt. RB                                                                                   5.88%      7/1/14
Charlotte, NC Arpt. RB                                                                                   6.00%      7/1/15
Charlotte, NC COP                                                                                        5.50%      6/1/20
Charlotte, NC COP                                                                                        5.50%     12/1/20
Charlotte, NC COP                                                                                        5.50%      6/1/25
Charlotte, NC COP                                                                                        6.00%      6/1/14
Charlotte, NC COP, Cityfair Parking Fac. Proj.                                                           6.13%      6/1/10
Charlotte, NC COP, Convention Parking Fac. Proj.                                                         6.65%     12/1/03
Charlotte, NC COP, Stadium Parking Fac. Proj.                                                            6.00%      6/1/10
Charlotte, NC GO                                                                                         5.00%      2/1/10
Charlotte, NC GO                                                                                         5.00%      2/1/12
Charlotte, NC GO                                                                                         5.00%      2/1/20
Charlotte, NC GO                                                                                         5.25%      2/1/21
Charlotte, NC GO                                                                                         5.40%      6/1/12
Charlotte, NC GO                                                                                         5.50%      7/1/04
Charlotte, NC GO                                                                                         5.50%      7/1/05
Charlotte, NC GO                                                                                         5.50%      6/1/14
Charlotte, NC GO                                                                                         5.50%      6/1/15
Charlotte, NC GO                                                                                         5.50%      2/1/20
Charlotte, NC GO                                                                                         5.60%      6/1/25
Charlotte, NC Hsg. Dev. Corp., RB                                                                        6.60%     7/15/21
Charlotte, NC Mecklenburg Hosp. RB                                                                       5.00%     1/15/17
Charlotte, NC Mecklenberg Hosp. RB                                                                       5.60%     1/15/09
Charlotte, NC Mecklenberg Hosp. RB                                                                       5.75%      1/1/12
Charlotte, NC Mecklenberg Hosp. RB, NC Hlth. Care Sys.                                                   6.00%      1/1/05
Charlotte, NC Storm Wtr. Fee                                                                             6.00%      6/1/25
Charlotte, NC Wtr. & Swr. Sys. RB                                                                        5.00%      6/1/08
Charlotte, NC Wtr. & Swr. Sys. RB                                                                        5.00%      6/1/19
Charlotte, NC Wtr. & Swr. Sys. RB                                                                        5.00%      6/1/21
Charlotte, NC Wtr. & Swr. Sys. RB                                                                        5.13%      6/1/13

                                                                                         Evergreen North Carolina Municipal
                                                                                                     Bond Fund
---------------------------------------------------------------------------------------------------------------------------------

                                                                                      Principal Amount            Market Value
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS - 99.1%
North Carolina - 96.2%
Appalachian State University, NC, Elec., Light , Pwr., University & College Impt. RB
Broad River, NC Wtr. Auth. Wtr. Sys. RB                                                  $ 1,410,000               $ 1,544,697
Brunswick Cnty., NC GO
Brunswick Cnty., NC GO
Buncombe Cnty., NC GO
Burlington, NC Burlington Homes RB                                                         1,005,000                 1,042,296
Burlington, NC GO
Cabarrus Cnty., NC RRB
Carteret Cnty., NC GO
Carteret Cnty., NC GO Sch. Impts.
Carteret Cnty., NC GO Sch. Impts.
Cary, NC GO
Cary, NC Wtr. & Pub. Impts.
Cary, NC Wtr. & Pub. Impts.
Chapel Hill, NC Parking Facs. RB, COP                                                      1,000,000                 1,051,230
Charlotte, NC Arpt. RB                                                                     2,395,000                 2,629,159
Charlotte, NC Arpt. RB                                                                     1,000,000                 1,096,220
Charlotte, NC Arpt. RB                                                                     2,755,000                 3,027,277
Charlotte, NC COP
Charlotte, NC COP
Charlotte, NC COP
Charlotte, NC COP                                                                          1,475,000                 1,561,553
Charlotte, NC COP, Cityfair Parking Fac. Proj.                                             1,735,000                 1,913,358
Charlotte, NC COP, Convention Parking Fac. Proj.                                           1,000,000                 1,029,600
Charlotte, NC COP, Stadium Parking Fac. Proj.                                              1,245,000                 1,352,605
Charlotte, NC GO                                                                           5,000,000                 5,387,500
Charlotte, NC GO
Charlotte, NC GO
Charlotte, NC GO
Charlotte, NC GO
Charlotte, NC GO
Charlotte, NC GO
Charlotte, NC GO
Charlotte, NC GO
Charlotte, NC GO
Charlotte, NC GO
Charlotte, NC Hsg. Dev. Corp., RB                                                          1,350,000                 1,367,104
Charlotte, NC Mecklenburg Hosp. RB
Charlotte, NC Mecklenberg Hosp. RB
Charlotte, NC Mecklenberg Hosp. RB                                                         1,050,000                 1,075,462
Charlotte, NC Mecklenberg Hosp. RB, NC Hlth. Care Sys.                                     1,000,000                 1,028,340
Charlotte, NC Storm Wtr. Fee
Charlotte, NC Wtr. & Swr. Sys. RB
Charlotte, NC Wtr. & Swr. Sys. RB
Charlotte, NC Wtr. & Swr. Sys. RB
Charlotte, NC Wtr. & Swr. Sys. RB

                                                                                           Wachovia North Carolina Municipal
                                                                                                       Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                                                          Principal
                                                                                            Amount                 Market Value
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS - 99.1%
North Carolina - 96.2%
Appalachian State University, NC, Elec., Light , Pwr., University & College Impt. RB      $ 5,000,000               $ 5,522,100
Broad River, NC Wtr. Auth. Wtr. Sys. RB
Brunswick Cnty., NC GO                                                                      1,800,000                 1,887,570
Brunswick Cnty., NC GO                                                                      1,375,000                 1,439,859
Buncombe Cnty., NC GO                                                                       1,030,000                 1,069,789
Burlington, NC Burlington Homes RB
Burlington, NC GO                                                                           1,650,000                 1,786,174
Cabarrus Cnty., NC RRB                                                                      1,500,000                 1,636,320
Carteret Cnty., NC GO                                                                       1,400,000                 1,484,476
Carteret Cnty., NC GO Sch. Impts.                                                           1,300,000                 1,387,334
Carteret Cnty., NC GO Sch. Impts.                                                           1,305,000                 1,388,207
Cary, NC GO                                                                                 1,000,000                 1,062,120
Cary, NC Wtr. & Pub. Impts.                                                                 4,500,000                 4,697,460
Cary, NC Wtr. & Pub. Impts.                                                                 4,425,000                 4,568,812
Chapel Hill, NC Parking Facs. RB, COP
Charlotte, NC Arpt. RB
Charlotte, NC Arpt. RB
Charlotte, NC Arpt. RB
Charlotte, NC COP                                                                           1,090,000                 1,160,567
Charlotte, NC COP                                                                         $ 3,695,000               $ 3,943,821
Charlotte, NC COP                                                                           3,000,000                 3,170,130
Charlotte, NC COP
Charlotte, NC COP, Cityfair Parking Fac. Proj.
Charlotte, NC COP, Convention Parking Fac. Proj.
Charlotte, NC COP, Stadium Parking Fac. Proj.
Charlotte, NC GO
Charlotte, NC GO                                                                              840,000                   906,133
Charlotte, NC GO                                                                            1,000,000                 1,028,170
Charlotte, NC GO                                                                            7,290,000                 7,607,479
Charlotte, NC GO                                                                            3,000,000                 3,190,470
Charlotte, NC GO                                                                            2,205,000                 2,281,006
Charlotte, NC GO                                                                            1,000,000                 1,034,380
Charlotte, NC GO                                                                            1,000,000                 1,108,590
Charlotte, NC GO                                                                            1,600,000                 1,765,056
Charlotte, NC GO                                                                            7,655,000                 8,001,389
Charlotte, NC GO                                                                            4,490,000                 4,865,993
Charlotte, NC Hsg. Dev. Corp., RB
Charlotte, NC Mecklenburg Hosp. RB                                                          1,000,000                 1,009,460
Charlotte, NC Mecklenberg Hosp. RB                                                          1,000,000                 1,080,160
Charlotte, NC Mecklenberg Hosp. RB                                                          1,780,000                 1,823,254
Charlotte, NC Mecklenberg Hosp. RB, NC Hlth. Care Sys.                                      1,190,000                 1,223,784
Charlotte, NC Storm Wtr. Fee                                                                1,000,000                 1,109,980
Charlotte, NC Wtr. & Swr. Sys. RB                                                           1,515,000                 1,630,201
Charlotte, NC Wtr. & Swr. Sys. RB                                                           1,690,000                 1,727,264
Charlotte, NC Wtr. & Swr. Sys. RB                                                           1,000,000                 1,015,810
Charlotte, NC Wtr. & Swr. Sys. RB                                                           2,000,000                 2,132,780

                                                                                            Evergreen North Carolina Municipal
                                                                                                   Bond Fund Pro Forma
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           Principal              Combined Market
                                                                                             Amount                    Value
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS - 99.1%
North Carolina - 96.2%
Appalachian State University, NC, Elec., Light , Pwr., University & College Impt. RB      $ 5,000,000               $ 5,522,100
Broad River, NC Wtr. Auth. Wtr. Sys. RB                                                     1,410,000                 1,544,697
Brunswick Cnty., NC GO                                                                      1,800,000                 1,887,570
Brunswick Cnty., NC GO                                                                      1,375,000                 1,439,859
Buncombe Cnty., NC GO                                                                       1,030,000                 1,069,789
Burlington, NC Burlington Homes RB                                                          1,005,000                 1,042,296
Burlington, NC GO                                                                           1,650,000                 1,786,174
Cabarrus Cnty., NC RRB                                                                      1,500,000                 1,636,320
Carteret Cnty., NC GO                                                                       1,400,000                 1,484,476
Carteret Cnty., NC GO Sch. Impts.                                                           1,300,000                 1,387,334
Carteret Cnty., NC GO Sch. Impts.                                                           1,305,000                 1,388,207
Cary, NC GO                                                                                 1,000,000                 1,062,120
Cary, NC Wtr. & Pub. Impts.                                                                 4,500,000                 4,697,460
Cary, NC Wtr. & Pub. Impts.                                                                 4,425,000                 4,568,812
Chapel Hill, NC Parking Facs. RB, COP                                                       1,000,000                 1,051,230
Charlotte, NC Arpt. RB                                                                      2,395,000                 2,629,159
Charlotte, NC Arpt. RB                                                                      1,000,000                 1,096,220
Charlotte, NC Arpt. RB                                                                      2,755,000                 3,027,277
Charlotte, NC COP                                                                           1,090,000                 1,160,567
Charlotte, NC COP                                                                           3,695,000                 3,943,821
Charlotte, NC COP                                                                           3,000,000                 3,170,130
Charlotte, NC COP                                                                           1,475,000                 1,561,553
Charlotte, NC COP, Cityfair Parking Fac. Proj.                                              1,735,000                 1,913,358
Charlotte, NC COP, Convention Parking Fac. Proj.                                            1,000,000                 1,029,600
Charlotte, NC COP, Stadium Parking Fac. Proj.                                               1,245,000                 1,352,605
Charlotte, NC GO                                                                            5,000,000                 5,387,500
Charlotte, NC GO                                                                              840,000                   906,133
Charlotte, NC GO                                                                            1,000,000                 1,028,170
Charlotte, NC GO                                                                            7,290,000                 7,607,479
Charlotte, NC GO                                                                            3,000,000                 3,190,470
Charlotte, NC GO                                                                            2,205,000                 2,281,006
Charlotte, NC GO                                                                            1,000,000                 1,034,380
Charlotte, NC GO                                                                            1,000,000                 1,108,590
Charlotte, NC GO                                                                            1,600,000                 1,765,056
Charlotte, NC GO                                                                            7,655,000                 8,001,389
Charlotte, NC GO                                                                            4,490,000                 4,865,993
Charlotte, NC Hsg. Dev. Corp., RB                                                           1,350,000                 1,367,104
Charlotte, NC Mecklenburg Hosp. RB                                                          1,000,000                 1,009,460
Charlotte, NC Mecklenberg Hosp. RB                                                          1,000,000                 1,080,160
Charlotte, NC Mecklenberg Hosp. RB                                                          2,830,000                 2,898,716
Charlotte, NC Mecklenberg Hosp. RB, NC Hlth. Care Sys.                                      2,190,000                 2,252,124
Charlotte, NC Storm Wtr. Fee                                                                1,000,000                 1,109,980
Charlotte, NC Wtr. & Swr. Sys. RB                                                           1,515,000                 1,630,201
Charlotte, NC Wtr. & Swr. Sys. RB                                                           1,690,000                 1,727,264
Charlotte, NC Wtr. & Swr. Sys. RB                                                           1,000,000                 1,015,810
Charlotte, NC Wtr. & Swr. Sys. RB                                                           2,000,000                 2,132,780

Evergreen North Carolina Municipal Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
August 31, 2001

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Maturity
                                                                                                        Coupon        Date
---------------------------------------------------------------------------------------------------------------------------------
Charlotte, NC Wtr. & Swr. Sys. RB                                                                        5.13%      6/1/26
Charlotte, NC Wtr. & Swr. Sys. RB                                                                        5.20%     12/1/11
Charlotte, NC Wtr. & Swr. Sys. RB                                                                        5.25%      6/1/24
Charlotte, NC Wtr. & Swr. Sys. RB                                                                        5.75%      6/1/16
Columbus Cnty., NC Indl. Facs. & Pollution Ctl. Fin. RB, Intl. Paper Co. Proj.                           6.15%      4/1/21
Concord, NC, RB, Ser. A                                                                                  5.00%     12/1/17
Concord, NC, RB, Ser. B                                                                                  5.00%     12/1/17
Craven Cnty., NC RB, Indl. Facs. & Pollution Ctl. Fin. Auth. RB, Weyerhaeuser Co. Proj.                  6.35%      1/1/10
Cumberland Cnty., NC COP, Civic Ctr. Proj.                                                               6.40%     12/1/24
Cumberland Cnty., NC GO                                                                                  5.00%      3/1/17
Cumberland Cnty., NC GO                                                                                  5.90%      2/1/10
Cumberland Cnty., NC GO                                                                                  5.90%      2/1/11
Cumberland Cnty., NC GO                                                                                  5.90%      2/1/12
Cumberland Cnty., NC Hosp. Facs. RB, Cumberland Cnty. Hosp. Sys. Inc.                                    5.25%     10/1/10
Cumberland Cnty., NC Hosp. Facs. RB, Cumberland Cnty. Hosp. Sys. Inc.                                    5.25%     10/1/11
Dare Cnty., NC, 5.125%                                                                                   5.13%      6/1/18
Durham Cnty., NC COP                                                                                     6.00%      5/1/14
Durham Cnty., NC COP, New Durham Corp.                                                                   5.25%     12/1/10
Durham Cnty., NC COP, New Durham Corp.                                                                   5.25%     12/1/11
Durham Cnty., NC GO                                                                                      5.00%      4/1/18
Durham Cnty., NC GO                                                                                      5.20%      2/1/08
Durham Cnty., NC GO                                                                                      5.50%      4/1/10
Durham Cnty., NC GO                                                                                      5.50%      4/1/11
Durham Cnty., NC GO                                                                                      5.75%      2/1/10
Durham Cnty., NC GO                                                                                      5.80%      2/1/12
Durham Cnty., NC GO                                                                                      5.90%      4/1/12
Durham Cnty., NC GO, Pub. Impt. Bonds                                                                    5.80%      2/1/10
Durham Cnty., NC GO, Pub. Impt. Bonds                                                                    5.80%      2/1/11
Durham Cnty., NC MHRB, Ivy Commons Proj.                                                                 8.00%      3/1/29
Durham Cnty., NC RB                                                                                      5.00%      5/1/05
Durham Cnty., NC RB                                                                                      5.00%      5/1/07
Durham Cnty., NC RB                                                                                      5.00%      5/1/14
Durham, NC                                                                                               5.00%      4/1/11
Durham, NC                                                                                               5.25%      4/1/13
Durham, NC                                                                                               5.25%      4/1/15
Eden Cnty., NC GO, Refunding Wtr. & Swr.                                                                 5.75%      6/1/02
Eden Cnty., NC GO, Refunding Wtr. & Swr.                                                                 5.75%      6/1/03
Eden Cnty., NC GO, Refunding Wtr. & Swr.                                                                 5.75%      6/1/04
Eden Cnty., NC GO, Refunding Wtr. & Swr.                                                                 5.75%      6/1/05
Eden Cnty., NC GO, Refunding Wtr. & Swr.                                                                 5.75%      6/1/06
Eden Cnty., NC GO, Refunding Wtr. & Swr.                                                                 5.75%      6/1/07
Fayetteville, NC Pub. Works Commission RB, Ser. A                                                        6.00%      3/1/12
Forsyth Cnty., NC GO                                                                                     4.90%      3/1/07
Forsyth Cnty., NC GO                                                                                     5.00%     10/1/18
Forsyth Cnty., NC GO                                                                                     5.40%      6/1/06
Forsyth Cnty., NC Pub. Fac. & Equipment Proj.                                                            5.13%     10/1/17
Fremont, NC Hsg. Dev. Corp. RB, Torhunta Apts.                                                           6.75%     7/15/22
Gaston Cnty., NC GO                                                                                      5.20%      3/1/15
Gaston Cnty., NC GO                                                                                      5.50%      3/1/14

                                                                                             Evergreen North Carolina Municipal
                                                                                                         Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                          Principal Amount            Market Value
-----------------------------------------------------------------------------------------------------------------------------------
Charlotte, NC Wtr. & Swr. Sys. RB
Charlotte, NC Wtr. & Swr. Sys. RB
Charlotte, NC Wtr. & Swr. Sys. RB
Charlotte, NC Wtr. & Swr. Sys. RB                                                            $ 1,755,000               $ 1,938,731
Columbus Cnty., NC Indl. Facs. & Pollution Ctl. Fin. RB, Intl. Paper Co. Proj.                 1,750,000                 1,796,760
Concord, NC, RB, Ser. A
Concord, NC, RB, Ser. B
Craven Cnty., NC RB, Indl. Facs. & Pollution Ctl. Fin. Auth. RB, Weyerhaeuser Co. Proj.        2,000,000                 2,069,240
Cumberland Cnty., NC COP, Civic Ctr. Proj.                                                     2,390,000                 2,691,857
Cumberland Cnty., NC GO
Cumberland Cnty., NC GO                                                                        2,100,000                 2,235,429
Cumberland Cnty., NC GO                                                                        2,100,000                 2,235,429
Cumberland Cnty., NC GO                                                                        2,100,000                 2,235,429
Cumberland Cnty., NC Hosp. Facs. RB, Cumberland Cnty. Hosp. Sys. Inc.                          1,310,000                 1,388,561
Cumberland Cnty., NC Hosp. Facs. RB, Cumberland Cnty. Hosp. Sys. Inc.                            900,000                   949,059
Dare Cnty., NC, 5.125%
Durham Cnty., NC COP
Durham Cnty., NC COP, New Durham Corp.                                                         1,160,000                 1,272,056
Durham Cnty., NC COP, New Durham Corp.                                                         1,485,000                 1,630,560
Durham Cnty., NC GO
Durham Cnty., NC GO
Durham Cnty., NC GO
Durham Cnty., NC GO
Durham Cnty., NC GO
Durham Cnty., NC GO
Durham Cnty., NC GO
Durham Cnty., NC GO, Pub. Impt. Bonds                                                          2,400,000                 2,585,712
Durham Cnty., NC GO, Pub. Impt. Bonds                                                          2,400,000                 2,581,728
Durham Cnty., NC MHRB, Ivy Commons Proj.                                                       2,750,000                 2,755,032
Durham Cnty., NC RB
Durham Cnty., NC RB
Durham Cnty., NC RB
Durham, NC
Durham, NC
Durham, NC
Eden Cnty., NC GO, Refunding Wtr. & Swr.                                                         860,000                   879,238
Eden Cnty., NC GO, Refunding Wtr. & Swr.                                                         855,000                   895,792
Eden Cnty., NC GO, Refunding Wtr. & Swr.                                                         845,000                   900,787
Eden Cnty., NC GO, Refunding Wtr. & Swr.                                                         835,000                   903,186
Eden Cnty., NC GO, Refunding Wtr. & Swr.                                                         825,000                   901,379
Eden Cnty., NC GO, Refunding Wtr. & Swr.                                                         815,000                   895,905
Fayetteville, NC Pub. Works Commission RB, Ser. A                                              2,000,000                 2,071,520
Forsyth Cnty., NC GO
Forsyth Cnty., NC GO
Forsyth Cnty., NC GO
Forsyth Cnty., NC Pub. Fac. & Equipment Proj.
Fremont, NC Hsg. Dev. Corp. RB, Torhunta Apts.                                                   905,000                   925,109
Gaston Cnty., NC GO
Gaston Cnty., NC GO

                                                                                          Wachovia North Carolina Municipal
                                                                                                      Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Principal
                                                                                           Amount                 Market Value
-----------------------------------------------------------------------------------------------------------------------------------
Charlotte, NC Wtr. & Swr. Sys. RB                                                          1,975,000                 2,020,938
Charlotte, NC Wtr. & Swr. Sys. RB                                                          1,000,000                 1,070,380
Charlotte, NC Wtr. & Swr. Sys. RB                                                          1,700,000                 1,748,875
Charlotte, NC Wtr. & Swr. Sys. RB
Columbus Cnty., NC Indl. Facs. & Pollution Ctl. Fin. RB, Intl. Paper Co. Proj.
Concord, NC, RB, Ser. A                                                                    2,600,000                 2,664,636
Concord, NC, RB, Ser. B                                                                    2,375,000                 2,437,652
Craven Cnty., NC RB, Indl. Facs. & Pollution Ctl. Fin. Auth. RB, Weyerhaeuser Co. Proj.
Cumberland Cnty., NC COP, Civic Ctr. Proj.
Cumberland Cnty., NC GO                                                                    2,000,000                 2,072,560
Cumberland Cnty., NC GO
Cumberland Cnty., NC GO
Cumberland Cnty., NC GO
Cumberland Cnty., NC Hosp. Facs. RB, Cumberland Cnty. Hosp. Sys. Inc.
Cumberland Cnty., NC Hosp. Facs. RB, Cumberland Cnty. Hosp. Sys. Inc.
Dare Cnty., NC, 5.125%                                                                     1,000,000                 1,036,770
Durham Cnty., NC COP                                                                       1,000,000                 1,114,240
Durham Cnty., NC COP, New Durham Corp.
Durham Cnty., NC COP, New Durham Corp.
Durham Cnty., NC GO                                                                        1,000,000                 1,036,550
Durham Cnty., NC GO                                                                        1,550,000                 1,685,826
Durham Cnty., NC GO                                                                       10,000,000                11,184,300
Durham Cnty., NC GO                                                                        4,990,000                 5,608,311
Durham Cnty., NC GO                                                                        2,820,000                 2,914,498
Durham Cnty., NC GO                                                                        2,000,000                 2,146,960
Durham Cnty., NC GO                                                                        4,400,000                 4,810,740
Durham Cnty., NC GO, Pub. Impt. Bonds
Durham Cnty., NC GO, Pub. Impt. Bonds
Durham Cnty., NC MHRB, Ivy Commons Proj.
Durham Cnty., NC RB                                                                        2,130,000                 2,265,745
Durham Cnty., NC RB                                                                        1,000,000                 1,074,060
Durham Cnty., NC RB                                                                        1,500,000                 1,564,725
Durham, NC                                                                                 1,640,000                 1,753,931
Durham, NC                                                                                 1,270,000                 1,368,869
Durham, NC                                                                                 1,020,000                 1,083,373
Eden Cnty., NC GO, Refunding Wtr. & Swr.
Eden Cnty., NC GO, Refunding Wtr. & Swr.
Eden Cnty., NC GO, Refunding Wtr. & Swr.
Eden Cnty., NC GO, Refunding Wtr. & Swr.
Eden Cnty., NC GO, Refunding Wtr. & Swr.
Eden Cnty., NC GO, Refunding Wtr. & Swr.
Fayetteville, NC Pub. Works Commission RB, Ser. A
Forsyth Cnty., NC GO                                                                       1,960,000                 2,068,682
Forsyth Cnty., NC GO                                                                       2,500,000                 2,550,200
Forsyth Cnty., NC GO                                                                       2,510,000                 2,598,051
Forsyth Cnty., NC Pub. Fac. & Equipment Proj.                                              2,000,000                 2,077,040
Fremont, NC Hsg. Dev. Corp. RB, Torhunta Apts.
Gaston Cnty., NC GO                                                                        1,100,000                 1,153,196
Gaston Cnty., NC GO                                                                        1,475,000                 1,653,136

                                                                                           Evergreen North Carolina Municipal
                                                                                                  Bond Fund Pro Forma
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Principal              Combined Market
                                                                                            Amount                    Value
--------------------------------------------------------------------------------------------------------------------------------
Charlotte, NC Wtr. & Swr. Sys. RB                                                          1,975,000                 2,020,938
Charlotte, NC Wtr. & Swr. Sys. RB                                                          1,000,000                 1,070,380
Charlotte, NC Wtr. & Swr. Sys. RB                                                          1,700,000                 1,748,875
Charlotte, NC Wtr. & Swr. Sys. RB                                                        $ 1,755,000               $ 1,938,731
Columbus Cnty., NC Indl. Facs. & Pollution Ctl. Fin. RB, Intl. Paper Co. Proj.             1,750,000                 1,796,760
Concord, NC, RB, Ser. A                                                                    2,600,000                 2,664,636
Concord, NC, RB, Ser. B                                                                    2,375,000                 2,437,652
Craven Cnty., NC RB, Indl. Facs. & Pollution Ctl. Fin. Auth. RB, Weyerhaeuser Co. Proj.    2,000,000                 2,069,240
Cumberland Cnty., NC COP, Civic Ctr. Proj.                                                 2,390,000                 2,691,857
Cumberland Cnty., NC GO                                                                    2,000,000                 2,072,560
Cumberland Cnty., NC GO                                                                    2,100,000                 2,235,429
Cumberland Cnty., NC GO                                                                    2,100,000                 2,235,429
Cumberland Cnty., NC GO                                                                    2,100,000                 2,235,429
Cumberland Cnty., NC Hosp. Facs. RB, Cumberland Cnty. Hosp. Sys. Inc.                      1,310,000                 1,388,561
Cumberland Cnty., NC Hosp. Facs. RB, Cumberland Cnty. Hosp. Sys. Inc.                        900,000                   949,059
Dare Cnty., NC, 5.125%                                                                     1,000,000                 1,036,770
Durham Cnty., NC COP                                                                       1,000,000                 1,114,240
Durham Cnty., NC COP, New Durham Corp.                                                     1,160,000                 1,272,056
Durham Cnty., NC COP, New Durham Corp.                                                     1,485,000                 1,630,560
Durham Cnty., NC GO                                                                        1,000,000                 1,036,550
Durham Cnty., NC GO                                                                        1,550,000                 1,685,826
Durham Cnty., NC GO                                                                       10,000,000                11,184,300
Durham Cnty., NC GO                                                                        4,990,000                 5,608,311
Durham Cnty., NC GO                                                                        2,820,000                 2,914,498
Durham Cnty., NC GO                                                                        2,000,000                 2,146,960
Durham Cnty., NC GO                                                                        4,400,000                 4,810,740
Durham Cnty., NC GO, Pub. Impt. Bonds                                                      2,400,000                 2,585,712
Durham Cnty., NC GO, Pub. Impt. Bonds                                                      2,400,000                 2,581,728
Durham Cnty., NC MHRB, Ivy Commons Proj.                                                   2,750,000                 2,755,032
Durham Cnty., NC RB                                                                        2,130,000                 2,265,745
Durham Cnty., NC RB                                                                        1,000,000                 1,074,060
Durham Cnty., NC RB                                                                        1,500,000                 1,564,725
Durham, NC                                                                                 1,640,000                 1,753,931
Durham, NC                                                                                 1,270,000                 1,368,869
Durham, NC                                                                                 1,020,000                 1,083,373
Eden Cnty., NC GO, Refunding Wtr. & Swr.                                                     860,000                   879,238
Eden Cnty., NC GO, Refunding Wtr. & Swr.                                                     855,000                   895,792
Eden Cnty., NC GO, Refunding Wtr. & Swr.                                                     845,000                   900,787
Eden Cnty., NC GO, Refunding Wtr. & Swr.                                                     835,000                   903,186
Eden Cnty., NC GO, Refunding Wtr. & Swr.                                                     825,000                   901,379
Eden Cnty., NC GO, Refunding Wtr. & Swr.                                                     815,000                   895,905
Fayetteville, NC Pub. Works Commission RB, Ser. A                                          2,000,000                 2,071,520
Forsyth Cnty., NC GO                                                                       1,960,000                 2,068,682
Forsyth Cnty., NC GO                                                                       2,500,000                 2,550,200
Forsyth Cnty., NC GO                                                                       2,510,000                 2,598,051
Forsyth Cnty., NC Pub. Fac. & Equipment Proj.                                              2,000,000                 2,077,040
Fremont, NC Hsg. Dev. Corp. RB, Torhunta Apts.                                               905,000                   925,109
Gaston Cnty., NC GO                                                                        1,100,000                 1,153,196
Gaston Cnty., NC GO                                                                        1,475,000                 1,653,136

Evergreen North Carolina Municipal Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
August 31, 2001

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Maturity
                                                                                                        Coupon        Date
--------------------------------------------------------------------------------------------------------------------------------
Gastonia, NC Combined Util. Sys. RB                                                                      6.00%      5/1/14
Gastonia, NC Combined Util. Sys. RB                                                                      6.10%      5/1/19
Gastonia, NC GO                                                                                          5.40%      5/1/11
Greensboro, NC Combined Enterprise Sys. RB                                                               5.20%      6/1/10
Greensboro, NC Combined Enterprise Sys. RB                                                               6.50%      6/1/06
Greensboro, NC Combined Enterprise Sys. Wtr. & Swr. Impts.                                               5.00%      6/1/16
Greensboro, NC Combined Enterprise Sys. Wtr. & Swr. Impts.                                               5.30%      6/1/15
Greensboro, NC Combined Enterprise Sys. Wtr. & Swr. Impts.                                               5.38%      6/1/19
Greensboro, NC COP                                                                                       5.63%     12/1/15
Greensboro, NC COP, Colliseum Arena Expansion Proj.                                                      6.40%     12/1/01
Greensboro, NC COP, Colliseum Arena Expansion Proj.                                                      6.65%     12/1/04
Greensboro, NC GO                                                                                        4.70%      4/1/14
Greensboro, NC GO                                                                                        4.70%      4/1/16
Greenville, NC, Rec. Fac. Impts.                                                                         4.88%      6/1/16
Harnett Cnty., NC COP                                                                                    6.20%     12/1/09
Harnett Cnty., NC COP                                                                                    6.40%     12/1/14
Harnett Cnty., NC, Spec. Assess.                                                                         5.25%     12/1/03
Haywood Cnty., NC Indl. Facs. & Pollution Ctl. Fin. RB, Champion Intl. Corp. Proj.                       6.00%      3/1/20
Haywood Cnty., NC Indl. Facs. & Pollution Ctl. Fin. RB, Champion Intl. Corp. Proj.                       6.25%      9/1/25
High Point, NC GO                                                                                        5.60%      3/1/08
Iredell Cnty., NC COP                                                                                    6.13%      6/1/07
Iredell Cnty., NC Iredell Mem. Hosp.                                                                     5.13%     10/1/13
Iredell Cnty., NC RB Pub. Facs., School Projects                                                         6.00%      6/1/16
Johnston Cnty., NC GO                                                                                    5.00%      6/1/14
Johnston Cnty., NC GO                                                                                    5.00%      6/1/18
Lee Cnty., NC GO                                                                                         5.00%      4/1/09
Lee Cnty., NC GO                                                                                         5.00%      4/1/10
Lee Cnty., NC GO                                                                                         5.00%      4/1/11
Martin Cnty., NC Indl. Facs. & Pollution Ctl. Fin. Auth. RB, Weyerhaeuser Co. Proj.                      6.80%      5/1/24
Mecklenburg Cnty., NC GO                                                                                 4.80%      3/1/09
Mecklenburg Cnty., NC GO Pub. Impt. Bonds                                                                4.10%      4/1/03
Mecklenburg Cnty., NC GO Pub. Impt. Bonds                                                                4.40%      2/1/10
Mecklenburg Cnty., NC GO Pub. Impt. Bonds                                                                4.40%      2/1/13
Mecklenburg Cnty., NC GO Pub. Impt. Bonds                                                                4.40%      2/1/14
Mecklenburg Cnty., NC GO Pub. Impt. Bonds                                                                5.00%      4/1/09
Mecklenburg Cnty., NC GO Pub. Impt. Bonds                                                                5.00%      4/1/13
Mecklenburg Cnty., NC GO Pub. Impt. Bonds                                                                5.40%      4/1/08
Mecklenburg Cnty., NC GO Pub. Impt. Bonds                                                                5.40%      4/1/09
Moore Cnty., NC, GO Pub. Impt.                                                                           4.90%      6/1/14
Moore Cnty., NC, GO Pub. Impt.                                                                           4.90%      6/1/15
New Hanover Cnty., NC COP                                                                                4.80%     12/1/09
New Hanover Cnty., NC COP                                                                                4.90%     12/1/10
New Hanover Cnty., NC COP                                                                                5.00%     12/1/11
New Hanover Cnty., NC COP                                                                                5.00%     12/1/20
New Hanover Cnty., NC GO                                                                                 4.80%      2/1/17
New Hanover Cnty., NC GO                                                                                 4.90%      2/1/18
New Hanover Cnty., NC GO                                                                                 5.00%      6/1/18
New Hanover Cnty., NC, Pub. Impt. GO                                                                     5.75%     11/1/13

                                                                                        Evergreen North Carolina Municipal
                                                                                                    Bond Fund
--------------------------------------------------------------------------------------------------------------------------------

                                                                                     Principal Amount            Market Value
--------------------------------------------------------------------------------------------------------------------------------
Gastonia, NC Combined Util. Sys. RB                                                     $ 1,000,000               $ 1,097,750
Gastonia, NC Combined Util. Sys. RB                                                       1,505,000                 1,655,952
Gastonia, NC GO
Greensboro, NC Combined Enterprise Sys. RB                                                1,615,000                 1,710,188
Greensboro, NC Combined Enterprise Sys. RB
Greensboro, NC Combined Enterprise Sys. Wtr. & Swr. Impts.
Greensboro, NC Combined Enterprise Sys. Wtr. & Swr. Impts.
Greensboro, NC Combined Enterprise Sys. Wtr. & Swr. Impts.
Greensboro, NC COP
Greensboro, NC COP, Colliseum Arena Expansion Proj.                                       1,000,000                 1,009,590
Greensboro, NC COP, Colliseum Arena Expansion Proj.                                       1,100,000                 1,133,088
Greensboro, NC GO
Greensboro, NC GO
Greenville, NC, Rec. Fac. Impts.
Harnett Cnty., NC COP                                                                     2,900,000                 3,149,922
Harnett Cnty., NC COP                                                                     1,000,000                 1,117,330
Harnett Cnty., NC, Spec. Assess.
Haywood Cnty., NC Indl. Facs. & Pollution Ctl. Fin. RB, Champion Intl. Corp. Proj.        2,500,000                 2,552,650
Haywood Cnty., NC Indl. Facs. & Pollution Ctl. Fin. RB, Champion Intl. Corp. Proj.        2,750,000                 2,810,555
High Point, NC GO
Iredell Cnty., NC COP
Iredell Cnty., NC Iredell Mem. Hosp.
Iredell Cnty., NC RB Pub. Facs., School Projects                                          2,080,000                 2,330,370
Johnston Cnty., NC GO
Johnston Cnty., NC GO
Lee Cnty., NC GO
Lee Cnty., NC GO
Lee Cnty., NC GO
Martin Cnty., NC Indl. Facs. & Pollution Ctl. Fin. Auth. RB, Weyerhaeuser Co. Proj.       4,750,000                 5,043,835
Mecklenburg Cnty., NC GO
Mecklenburg Cnty., NC GO Pub. Impt. Bonds
Mecklenburg Cnty., NC GO Pub. Impt. Bonds
Mecklenburg Cnty., NC GO Pub. Impt. Bonds
Mecklenburg Cnty., NC GO Pub. Impt. Bonds
Mecklenburg Cnty., NC GO Pub. Impt. Bonds                                                 6,500,000                 7,005,115
Mecklenburg Cnty., NC GO Pub. Impt. Bonds
Mecklenburg Cnty., NC GO Pub. Impt. Bonds                                                 4,095,000                 4,425,016
Mecklenburg Cnty., NC GO Pub. Impt. Bonds                                                 5,000,000                 5,402,950
Moore Cnty., NC, GO Pub. Impt.
Moore Cnty., NC, GO Pub. Impt.
New Hanover Cnty., NC COP
New Hanover Cnty., NC COP
New Hanover Cnty., NC COP
New Hanover Cnty., NC COP
New Hanover Cnty., NC GO
New Hanover Cnty., NC GO
New Hanover Cnty., NC GO
New Hanover Cnty., NC, Pub. Impt. GO                                                      3,000,000                 3,393,570

                                                                                         Wachovia North Carolina Municipal
                                                                                                     Bond Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        Principal
                                                                                          Amount                 Market Value
--------------------------------------------------------------------------------------------------------------------------------
Gastonia, NC Combined Util. Sys. RB
Gastonia, NC Combined Util. Sys. RB
Gastonia, NC GO                                                                           $ 500,000                 $ 542,795
Greensboro, NC Combined Enterprise Sys. RB
Greensboro, NC Combined Enterprise Sys. RB                                                1,465,000                 1,651,846
Greensboro, NC Combined Enterprise Sys. Wtr. & Swr. Impts.                                1,065,000                 1,102,105
Greensboro, NC Combined Enterprise Sys. Wtr. & Swr. Impts.                                1,000,000                 1,040,630
Greensboro, NC Combined Enterprise Sys. Wtr. & Swr. Impts.                                6,650,000                 6,871,644
Greensboro, NC COP                                                                        2,000,000                 2,252,420
Greensboro, NC COP, Colliseum Arena Expansion Proj.
Greensboro, NC COP, Colliseum Arena Expansion Proj.
Greensboro, NC GO                                                                         2,200,000                 2,275,020
Greensboro, NC GO                                                                         1,035,000                 1,053,040
Greenville, NC, Rec. Fac. Impts.                                                          1,900,000                 1,932,984
Harnett Cnty., NC COP
Harnett Cnty., NC COP
Harnett Cnty., NC, Spec. Assess.                                                          1,000,000                 1,055,600
Haywood Cnty., NC Indl. Facs. & Pollution Ctl. Fin. RB, Champion Intl. Corp. Proj.
Haywood Cnty., NC Indl. Facs. & Pollution Ctl. Fin. RB, Champion Intl. Corp. Proj.
High Point, NC GO                                                                           600,000                   645,330
Iredell Cnty., NC COP                                                                     5,000,000                 5,227,150
Iredell Cnty., NC Iredell Mem. Hosp.                                                      1,980,000                 2,078,030
Iredell Cnty., NC RB Pub. Facs., School Projects
Johnston Cnty., NC GO                                                                     1,000,000                 1,060,590
Johnston Cnty., NC GO                                                                     1,000,000                 1,035,030
Lee Cnty., NC GO                                                                          1,130,000                 1,204,117
Lee Cnty., NC GO                                                                          1,725,000                 1,836,142
Lee Cnty., NC GO                                                                          2,700,000                 2,870,802
Martin Cnty., NC Indl. Facs. & Pollution Ctl. Fin. Auth. RB, Weyerhaeuser Co. Proj.
Mecklenburg Cnty., NC GO                                                                  4,405,000                 4,642,341
Mecklenburg Cnty., NC GO Pub. Impt. Bonds                                                 3,500,000                 3,579,485
Mecklenburg Cnty., NC GO Pub. Impt. Bonds                                                12,000,000                12,431,041
Mecklenburg Cnty., NC GO Pub. Impt. Bonds                                                 6,230,000                 6,316,472
Mecklenburg Cnty., NC GO Pub. Impt. Bonds                                                 9,300,000                 9,341,292
Mecklenburg Cnty., NC GO Pub. Impt. Bonds
Mecklenburg Cnty., NC GO Pub. Impt. Bonds                                                 6,500,000                 6,937,060
Mecklenburg Cnty., NC GO Pub. Impt. Bonds
Mecklenburg Cnty., NC GO Pub. Impt. Bonds
Moore Cnty., NC, GO Pub. Impt.                                                            1,600,000                 1,673,008
Moore Cnty., NC, GO Pub. Impt.                                                            1,175,000                 1,220,895
New Hanover Cnty., NC COP                                                                 1,195,000                 1,273,225
New Hanover Cnty., NC COP                                                                 1,250,000                 1,331,487
New Hanover Cnty., NC COP                                                                 1,315,000                 1,400,370
New Hanover Cnty., NC COP                                                                 1,000,000                 1,013,250
New Hanover Cnty., NC GO                                                                  2,475,000                 2,514,080
New Hanover Cnty., NC GO                                                                  2,475,000                 2,527,965
New Hanover Cnty., NC GO                                                                  1,600,000                 1,664,464
New Hanover Cnty., NC, Pub. Impt. GO

                                                                                           Evergreen North Carolina Municipal
                                                                                                  Bond Fund Pro Forma
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Principal              Combined Market
                                                                                            Amount                    Value
--------------------------------------------------------------------------------------------------------------------------------
Gastonia, NC Combined Util. Sys. RB                                                      $ 1,000,000               $ 1,097,750
Gastonia, NC Combined Util. Sys. RB                                                        1,505,000                 1,655,952
Gastonia, NC GO                                                                              500,000                   542,795
Greensboro, NC Combined Enterprise Sys. RB                                                 1,615,000                 1,710,188
Greensboro, NC Combined Enterprise Sys. RB                                                 1,465,000                 1,651,846
Greensboro, NC Combined Enterprise Sys. Wtr. & Swr. Impts.                                 1,065,000                 1,102,105
Greensboro, NC Combined Enterprise Sys. Wtr. & Swr. Impts.                                 1,000,000                 1,040,630
Greensboro, NC Combined Enterprise Sys. Wtr. & Swr. Impts.                                 6,650,000                 6,871,644
Greensboro, NC COP                                                                         2,000,000                 2,252,420
Greensboro, NC COP, Colliseum Arena Expansion Proj.                                        1,000,000                 1,009,590
Greensboro, NC COP, Colliseum Arena Expansion Proj.                                        1,100,000                 1,133,088
Greensboro, NC GO                                                                          2,200,000                 2,275,020
Greensboro, NC GO                                                                          1,035,000                 1,053,040
Greenville, NC, Rec. Fac. Impts.                                                           1,900,000                 1,932,984
Harnett Cnty., NC COP                                                                      2,900,000                 3,149,922
Harnett Cnty., NC COP                                                                      1,000,000                 1,117,330
Harnett Cnty., NC, Spec. Assess.                                                           1,000,000                 1,055,600
Haywood Cnty., NC Indl. Facs. & Pollution Ctl. Fin. RB, Champion Intl. Corp. Proj.         2,500,000                 2,552,650
Haywood Cnty., NC Indl. Facs. & Pollution Ctl. Fin. RB, Champion Intl. Corp. Proj.         2,750,000                 2,810,555
High Point, NC GO                                                                            600,000                   645,330
Iredell Cnty., NC COP                                                                      5,000,000                 5,227,150
Iredell Cnty., NC Iredell Mem. Hosp.                                                       1,980,000                 2,078,030
Iredell Cnty., NC RB Pub. Facs., School Projects                                           2,080,000                 2,330,370
Johnston Cnty., NC GO                                                                      1,000,000                 1,060,590
Johnston Cnty., NC GO                                                                      1,000,000                 1,035,030
Lee Cnty., NC GO                                                                           1,130,000                 1,204,117
Lee Cnty., NC GO                                                                           1,725,000                 1,836,142
Lee Cnty., NC GO                                                                           2,700,000                 2,870,802
Martin Cnty., NC Indl. Facs. & Pollution Ctl. Fin. Auth. RB, Weyerhaeuser Co. Proj.        4,750,000                 5,043,835
Mecklenburg Cnty., NC GO                                                                   4,405,000                 4,642,341
Mecklenburg Cnty., NC GO Pub. Impt. Bonds                                                  3,500,000                 3,579,485
Mecklenburg Cnty., NC GO Pub. Impt. Bonds                                                 12,000,000                12,431,041
Mecklenburg Cnty., NC GO Pub. Impt. Bonds                                                  6,230,000                 6,316,472
Mecklenburg Cnty., NC GO Pub. Impt. Bonds                                                  9,300,000                 9,341,292
Mecklenburg Cnty., NC GO Pub. Impt. Bonds                                                  6,500,000                 7,005,115
Mecklenburg Cnty., NC GO Pub. Impt. Bonds                                                  6,500,000                 6,937,060
Mecklenburg Cnty., NC GO Pub. Impt. Bonds                                                  4,095,000                 4,425,016
Mecklenburg Cnty., NC GO Pub. Impt. Bonds                                                  5,000,000                 5,402,950
Moore Cnty., NC, GO Pub. Impt.                                                             1,600,000                 1,673,008
Moore Cnty., NC, GO Pub. Impt.                                                             1,175,000                 1,220,895
New Hanover Cnty., NC COP                                                                  1,195,000                 1,273,225
New Hanover Cnty., NC COP                                                                  1,250,000                 1,331,487
New Hanover Cnty., NC COP                                                                  1,315,000                 1,400,370
New Hanover Cnty., NC COP                                                                  1,000,000                 1,013,250
New Hanover Cnty., NC GO                                                                   2,475,000                 2,514,080
New Hanover Cnty., NC GO                                                                   2,475,000                 2,527,965
New Hanover Cnty., NC GO                                                                   1,600,000                 1,664,464
New Hanover Cnty., NC, Pub. Impt. GO                                                       3,000,000                 3,393,570

Evergreen North Carolina Municipal Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
August 31, 2001

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Maturity
                                                                                                        Coupon        Date
---------------------------------------------------------------------------------------------------------------------------------
North Carolina Coastal Regl. Solid Wst. Mgmt. Auth., RB, Solid Wst. Disposal Sys.                        6.50%      6/1/08
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB                                                    5.00%      1/1/21
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB                                                    5.63%      1/1/14
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB                                                    6.00%      1/1/18
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB                                                    6.00%      1/1/22
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB                                                    6.50%      1/1/18
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB                                                    7.00%      1/1/08
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB                                                    7.00%      1/1/13
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB                                                    7.30%      1/1/24
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB                                                    7.50%      1/1/10
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB, Ser. A                                            5.70%      1/1/13
North Carolina Edl. Facs. Fin. Agcy. RB                                                                  6.00%     12/1/12
North Carolina Edl. Facs. Fin. Agcy. RB                                                                  6.75%     10/1/21
North Carolina GO                                                                                        4.50%      6/1/05
North Carolina GO                                                                                        4.60%      3/1/06
North Carolina GO                                                                                        4.60%      4/1/12
North Carolina GO                                                                                        4.60%      4/1/13
North Carolina GO                                                                                        4.60%      4/1/15
North Carolina GO                                                                                        4.60%      4/1/16
North Carolina GO                                                                                        4.75%      4/1/11
North Carolina GO                                                                                        4.75%      2/1/12
North Carolina GO                                                                                        4.75%      4/1/14
North Carolina GO                                                                                        4.80%      3/1/09
North Carolina GO                                                                                        5.10%      3/1/08
North Carolina GO                                                                                        5.20%      3/1/14
North Carolina GO                                                                                        5.20%      3/1/15
North Carolina GO                                                                                        5.25%      3/1/16
North Carolina GO, Pub. Impt.                                                                            5.25%      3/1/15
North Carolina HFA RB                                                                                    4.90%      7/1/15
North Carolina HFA RB                                                                                    5.55%      1/1/25
North Carolina HFA RB                                                                                    5.95%      1/1/27
North Carolina HFA RB                                                                                    6.00%      7/1/11
North Carolina HFA RB                                                                                    6.10%      7/1/13
North Carolina Hsg. Fin. & Dev. Auth., SFHRB                                                             5.90%      9/1/13
North Carolina Hsg. Fin. & Dev. Auth., SFHRB                                                             6.15%      3/1/11
North Carolina Hsg. Fin. & Dev. Auth., SFHRB                                                             6.20%      9/1/09
North Carolina Hsg. Fin. & Dev. Auth., SFHRB                                                             7.05%      9/1/20
North Carolina Med. Care Commission Hosp. RB                                                             4.63%      6/1/11
North Carolina Med. Care Commission Hosp. RB                                                             4.75%     10/1/26
North Carolina Med. Care Commission Hosp. RB                                                             5.00%     10/1/04
North Carolina Med. Care Commission Hosp. RB                                                             5.20%     11/1/10
North Carolina Med. Care Commission Hosp. RB                                                             5.25%      5/1/21
North Carolina Med. Care Commission Hosp. RB                                                             5.40%     2/15/11
North Carolina Med. Care Commission Hosp. RB                                                             5.50%      5/1/15
North Carolina Med. Care Commission Hosp. RB                                                             6.38%     8/15/12
North Carolina Med. Care Commission Hosp. RB, Deerfield Episcopal                                        5.30%     11/1/04
North Carolina Med. Care Commission Hosp. RB, Gaston Hlth. Care                                          5.38%     2/15/11
North Carolina Med. Care Commission Hosp. RB, Glenaire Proj.                                             5.75%      7/1/19
North Carolina Med. Care Commission Hosp. RB, Glenaire Proj.                                             5.85%      7/1/27

                                                                                        Evergreen North Carolina Municipal
                                                                                                    Bond Fund
---------------------------------------------------------------------------------------------------------------------------------

                                                                                     Principal Amount            Market Value
---------------------------------------------------------------------------------------------------------------------------------
North Carolina Coastal Regl. Solid Wst. Mgmt. Auth., RB, Solid Wst. Disposal Sys.       $ 1,000,000               $ 1,049,120
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB                                     5,000,000                 5,227,800
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB                                     7,850,000                 8,438,357
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB                                     6,500,000                 7,487,805
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB                                     5,415,000                 5,784,790
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB                                     3,750,000                 4,277,325
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB                                     3,400,000                 4,188,834
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB                                     1,845,000                 2,285,365
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB, Ser. A                             5,000,000                 5,417,300
North Carolina Edl. Facs. Fin. Agcy. RB
North Carolina Edl. Facs. Fin. Agcy. RB
North Carolina GO
North Carolina GO
North Carolina GO
North Carolina GO
North Carolina GO
North Carolina GO
North Carolina GO
North Carolina GO
North Carolina GO
North Carolina GO
North Carolina GO
North Carolina GO
North Carolina GO
North Carolina GO
North Carolina GO, Pub. Impt.
North Carolina HFA RB
North Carolina HFA RB                                                                     3,500,000                 3,644,865
North Carolina HFA RB                                                                     2,990,000                 3,185,606
North Carolina HFA RB                                                                     2,135,000                 2,330,545
North Carolina HFA RB                                                                     2,390,000                 2,582,753
North Carolina Hsg. Fin. & Dev. Auth., SFHRB                                              1,045,000                 1,108,264
North Carolina Hsg. Fin. & Dev. Auth., SFHRB                                              3,450,000                 3,702,126
North Carolina Hsg. Fin. & Dev. Auth., SFHRB                                                750,000                   777,923
North Carolina Hsg. Fin. & Dev. Auth., SFHRB                                                890,000                   914,929
North Carolina Med. Care Commission Hosp. RB
North Carolina Med. Care Commission Hosp. RB
North Carolina Med. Care Commission Hosp. RB
North Carolina Med. Care Commission Hosp. RB
North Carolina Med. Care Commission Hosp. RB
North Carolina Med. Care Commission Hosp. RB
North Carolina Med. Care Commission Hosp. RB
North Carolina Med. Care Commission Hosp. RB
North Carolina Med. Care Commission Hosp. RB, Deerfield Episcopal                         9,595,000                 9,703,711
North Carolina Med. Care Commission Hosp. RB, Gaston Hlth. Care                           2,630,000                 2,781,909
North Carolina Med. Care Commission Hosp. RB, Glenaire Proj.                              2,000,000                 1,788,480
North Carolina Med. Care Commission Hosp. RB, Glenaire Proj.                              3,550,000                 3,091,553

                                                                                        Wachovia North Carolina Municipal
                                                                                                    Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       Principal
                                                                                         Amount                 Market Value
---------------------------------------------------------------------------------------------------------------------------------
North Carolina Coastal Regl. Solid Wst. Mgmt. Auth., RB, Solid Wst. Disposal Sys.
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB                                  $ 1,000,000               $ 1,152,120
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB                                    2,000,000                 1,918,760
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB, Ser. A
North Carolina Edl. Facs. Fin. Agcy. RB                                                    100,000                   105,707
North Carolina Edl. Facs. Fin. Agcy. RB                                                  1,000,000                 1,023,010
North Carolina GO                                                                        3,000,000                 3,075,300
North Carolina GO                                                                        6,625,000                 6,798,575
North Carolina GO                                                                        5,000,000                 5,197,500
North Carolina GO                                                                        5,500,000                 5,677,045
North Carolina GO                                                                        3,365,000                 3,417,629
North Carolina GO                                                                          530,000                   533,514
North Carolina GO                                                                       16,325,000                17,220,589
North Carolina GO                                                                        2,850,000                 2,941,456
North Carolina GO                                                                       11,035,000                11,410,190
North Carolina GO                                                                        1,000,000                 1,024,560
North Carolina GO                                                                        1,000,000                 1,075,510
North Carolina GO                                                                        2,300,000                 2,440,323
North Carolina GO                                                                        5,000,000                 5,279,800
North Carolina GO                                                                        1,170,000                 1,246,342
North Carolina GO, Pub. Impt.                                                            1,000,000                 1,071,220
North Carolina HFA RB                                                                    1,000,000                 1,011,230
North Carolina HFA RB
North Carolina HFA RB
North Carolina HFA RB
North Carolina HFA RB
North Carolina Hsg. Fin. & Dev. Auth., SFHRB
North Carolina Hsg. Fin. & Dev. Auth., SFHRB
North Carolina Hsg. Fin. & Dev. Auth., SFHRB
North Carolina Hsg. Fin. & Dev. Auth., SFHRB
North Carolina Med. Care Commission Hosp. RB                                             1,355,000                 1,405,270
North Carolina Med. Care Commission Hosp. RB                                             2,000,000                 1,892,000
North Carolina Med. Care Commission Hosp. RB                                             1,000,000                 1,052,570
North Carolina Med. Care Commission Hosp. RB                                             1,525,000                 1,622,768
North Carolina Med. Care Commission Hosp. RB                                             1,750,000                 1,763,072
North Carolina Med. Care Commission Hosp. RB                                             2,000,000                 2,106,120
North Carolina Med. Care Commission Hosp. RB                                             5,000,000                 5,103,200
North Carolina Med. Care Commission Hosp. RB                                             2,550,000                 2,694,126
North Carolina Med. Care Commission Hosp. RB, Deerfield Episcopal
North Carolina Med. Care Commission Hosp. RB, Gaston Hlth. Care
North Carolina Med. Care Commission Hosp. RB, Glenaire Proj.
North Carolina Med. Care Commission Hosp. RB, Glenaire Proj.

                                                                                           Evergreen North Carolina Municipal
                                                                                                  Bond Fund Pro Forma
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Principal              Combined Market
                                                                                            Amount                    Value
--------------------------------------------------------------------------------------------------------------------------------
North Carolina Coastal Regl. Solid Wst. Mgmt. Auth., RB, Solid Wst. Disposal Sys.        $ 1,000,000               $ 1,049,120
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB                                      5,000,000                 5,227,800
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB                                      7,850,000                 8,438,357
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB                                      6,500,000                 7,487,805
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB                                      5,415,000                 5,784,790
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB                                      3,750,000                 4,277,325
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB                                      1,000,000                 1,152,120
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB                                      3,400,000                 4,188,834
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB                                      2,000,000                 1,918,760
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB                                      1,845,000                 2,285,365
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB, Ser. A                              5,000,000                 5,417,300
North Carolina Edl. Facs. Fin. Agcy. RB                                                      100,000                   105,707
North Carolina Edl. Facs. Fin. Agcy. RB                                                    1,000,000                 1,023,010
North Carolina GO                                                                          3,000,000                 3,075,300
North Carolina GO                                                                          6,625,000                 6,798,575
North Carolina GO                                                                          5,000,000                 5,197,500
North Carolina GO                                                                          5,500,000                 5,677,045
North Carolina GO                                                                          3,365,000                 3,417,629
North Carolina GO                                                                            530,000                   533,514
North Carolina GO                                                                         16,325,000                17,220,589
North Carolina GO                                                                          2,850,000                 2,941,456
North Carolina GO                                                                         11,035,000                11,410,190
North Carolina GO                                                                          1,000,000                 1,024,560
North Carolina GO                                                                          1,000,000                 1,075,510
North Carolina GO                                                                          2,300,000                 2,440,323
North Carolina GO                                                                          5,000,000                 5,279,800
North Carolina GO                                                                          1,170,000                 1,246,342
North Carolina GO, Pub. Impt.                                                              1,000,000                 1,071,220
North Carolina HFA RB                                                                      1,000,000                 1,011,230
North Carolina HFA RB                                                                      3,500,000                 3,644,865
North Carolina HFA RB                                                                      2,990,000                 3,185,606
North Carolina HFA RB                                                                      2,135,000                 2,330,545
North Carolina HFA RB                                                                      2,390,000                 2,582,753
North Carolina Hsg. Fin. & Dev. Auth., SFHRB                                               1,045,000                 1,108,264
North Carolina Hsg. Fin. & Dev. Auth., SFHRB                                               3,450,000                 3,702,126
North Carolina Hsg. Fin. & Dev. Auth., SFHRB                                                 750,000                   777,923
North Carolina Hsg. Fin. & Dev. Auth., SFHRB                                                 890,000                   914,929
North Carolina Med. Care Commission Hosp. RB                                               1,355,000                 1,405,270
North Carolina Med. Care Commission Hosp. RB                                               2,000,000                 1,892,000
North Carolina Med. Care Commission Hosp. RB                                               1,000,000                 1,052,570
North Carolina Med. Care Commission Hosp. RB                                               1,525,000                 1,622,768
North Carolina Med. Care Commission Hosp. RB                                               1,750,000                 1,763,072
North Carolina Med. Care Commission Hosp. RB                                               2,000,000                 2,106,120
North Carolina Med. Care Commission Hosp. RB                                               5,000,000                 5,103,200
North Carolina Med. Care Commission Hosp. RB                                               2,550,000                 2,694,126
North Carolina Med. Care Commission Hosp. RB, Deerfield Episcopal                          9,595,000                 9,703,711
North Carolina Med. Care Commission Hosp. RB, Gaston Hlth. Care                            2,630,000                 2,781,909
North Carolina Med. Care Commission Hosp. RB, Glenaire Proj.                               2,000,000                 1,788,480
North Carolina Med. Care Commission Hosp. RB, Glenaire Proj.                               3,550,000                 3,091,553

Evergreen North Carolina Municipal Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
August 31, 2001

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Maturity
                                                                                                        Coupon        Date
---------------------------------------------------------------------------------------------------------------------------------
North Carolina Med. Care Commission Hosp. RB, Grace Hosp. Inc.                                           5.25%     10/1/13
North Carolina Med. Care Commission Hosp. RB, Grace Hosp. Inc.                                           6.50%     10/1/05
North Carolina Med. Care Commission Hosp. RB, Grace Hosp. Inc.                                           6.50%     10/1/06
North Carolina Med. Care Commission Hosp. RB, Presbyterian Hlth. Svcs. Co. Proj.                         6.13%     10/1/14
North Carolina Med. Care Commission Hosp. RB, Rex Hosp. Proj.,                                           6.13%      6/1/10
North Carolina Med. Care Commission Hosp. RB, Rex Hosp. Proj.                                            6.25%      6/1/17
North Carolina Med. Care Commission Hosp. RB, Stanley Mem. Hosp. Proj.                                   5.38%     10/1/14
North Carolina Med. Care Commission Hosp. RB, Stanley Mem. Hosp. Proj.                                   6.50%     10/1/13
North Carolina Med. Care Commission Hosp. RB, Transylvania Community Hosp. Inc.                          4.90%     10/1/03
North Carolina Med. Care Commission Hosp. RB, Transylvania Community Hosp. Inc.                          5.00%     10/1/04
North Carolina Med. Care Commission Hosp. RB, Transylvania Community Hosp. Inc.                          5.00%     10/1/05
North Carolina Med. Care Commission Hosp. RB, Transylvania Community Hosp. Inc.                          5.05%     10/1/06
North Carolina Med. Care Commission Hosp. RB, Transylvania Community Hosp. Inc.                          5.15%     10/1/07
North Carolina Med. Care Commission Hosp. RB, Transylvania Community Hosp. Inc.                          5.50%     10/1/12
North Carolina Med. Care Commission Hosp. RB, Transylvania Community Hosp. Inc.                          5.75%     10/1/19
North Carolina Muni. Pwr. Agcy., Elec. RB                                                                5.00%      1/1/20
North Carolina Muni. Pwr. Agcy., Elec. RB, Catawba Elec.                                                 6.38%      1/1/13
North Carolina Muni. Pwr. Agcy., Elec. RB, Catawba Elec.                                                 7.25%      1/1/07
North Carolina Muni. Pwr. Agcy., Elec. RB, Catawba Elec.                                                10.50%      1/1/10
North Carolina Student Edl. Assistance Auth. RB                                                          6.05%      7/1/10
North Carolina Student Edl. Assistance Auth. RB                                                          6.30%      7/1/15
North Carolina Student Edl. Assistance Auth. RB                                                          6.35%      7/1/16
Northampton Cnty., NC Indl. Facs. & Pollution Ctl. Fin. RB, Intl. Paper Co. Proj.                        6.20%      2/1/25
Onslow Cnty., NC GO                                                                                      5.70%      3/1/13
Orange Cnty., NC COP                                                                                     4.55%     11/1/06
Orange Cnty., NC COP                                                                                     4.65%     11/1/09
Orange Cnty., NC GO                                                                                      5.00%      2/1/12
Orange Cnty., NC GO                                                                                      5.25%      2/1/13
Orange Cnty., NC GO                                                                                      5.30%      4/1/14
Orange Cnty., NC GO                                                                                      5.30%      4/1/15
Orange Cnty., NC GO                                                                                      5.50%      2/1/13
Piedmont, NC Triad Arpt. Auth.                                                                           4.25%      7/1/07
Pitt Cnty., NC                                                                                           5.25%      4/1/25
Pitt Cnty., NC COP Pub. Facs.                                                                            5.55%      4/1/12
Pitt Cnty., NC RB                                                                                        5.10%     12/1/07
Pitt Cnty., NC RB                                                                                        5.20%     12/1/08
Pitt Cnty., NC RB                                                                                        5.25%     12/1/21
Pitt Cnty., NC RB                                                                                        5.30%     12/1/09
Raleigh, NC Hsg. Auth. MHRB, Cedar Point Apts.                                                           7.00%     11/1/30
Raleigh, NC RB                                                                                           5.00%      4/1/05
Raleigh, NC RB, Combined Enterprise Sys.                                                                 4.75%      3/1/19
Raleigh, NC RB, Combined Enterprise Sys.                                                                 4.75%      3/1/26
Raleigh-Durham, NC Arpt. Auth.                                                                           5.50%     11/1/08
Sanford, NC GO                                                                                           4.90%      3/1/09
Union Cnty., NC GO                                                                                       4.75%      3/1/14
Union Cnty., NC GO                                                                                       4.75%      3/1/15
Union Cnty., NC GO                                                                                       4.75%      3/1/17
University North Carolina at Chapel Hill RB                                                              5.00%     12/1/08
University North Carolina at Chapel Hill RB                                                              5.13%      4/1/18

                                                                                         Evergreen North Carolina Municipal
                                                                                                     Bond Fund
---------------------------------------------------------------------------------------------------------------------------------

                                                                                      Principal Amount            Market Value
---------------------------------------------------------------------------------------------------------------------------------
North Carolina Med. Care Commission Hosp. RB, Grace Hosp. Inc.                           $ 3,825,000               $ 3,938,411
North Carolina Med. Care Commission Hosp. RB, Grace Hosp. Inc.                             1,110,000                 1,232,522
North Carolina Med. Care Commission Hosp. RB, Grace Hosp. Inc.                             1,180,000                 1,328,291
North Carolina Med. Care Commission Hosp. RB, Presbyterian Hlth. Svcs. Co. Proj.             900,000                   952,857
North Carolina Med. Care Commission Hosp. RB, Rex Hosp. Proj.,                             2,500,000                 2,695,225
North Carolina Med. Care Commission Hosp. RB, Rex Hosp. Proj.                              3,700,000                 3,996,777
North Carolina Med. Care Commission Hosp. RB, Stanley Mem. Hosp. Proj.                     5,000,000                 5,284,400
North Carolina Med. Care Commission Hosp. RB, Stanley Mem. Hosp. Proj.                     2,585,000                 2,920,016
North Carolina Med. Care Commission Hosp. RB, Transylvania Community Hosp. Inc.              155,000                   156,595
North Carolina Med. Care Commission Hosp. RB, Transylvania Community Hosp. Inc.              155,000                   156,912
North Carolina Med. Care Commission Hosp. RB, Transylvania Community Hosp. Inc.              175,000                   176,458
North Carolina Med. Care Commission Hosp. RB, Transylvania Community Hosp. Inc.              185,000                   185,649
North Carolina Med. Care Commission Hosp. RB, Transylvania Community Hosp. Inc.              190,000                   190,179
North Carolina Med. Care Commission Hosp. RB, Transylvania Community Hosp. Inc.            1,130,000                 1,110,010
North Carolina Med. Care Commission Hosp. RB, Transylvania Community Hosp. Inc.            1,090,000                   985,480
North Carolina Muni. Pwr. Agcy., Elec. RB
North Carolina Muni. Pwr. Agcy., Elec. RB, Catawba Elec.                                   5,000,000                 5,514,550
North Carolina Muni. Pwr. Agcy., Elec. RB, Catawba Elec.                                   5,000,000                 5,860,350
North Carolina Muni. Pwr. Agcy., Elec. RB, Catawba Elec.                                   2,990,000                 3,879,974
North Carolina Student Edl. Assistance Auth. RB                                            1,000,000                 1,056,210
North Carolina Student Edl. Assistance Auth. RB                                            2,000,000                 2,101,100
North Carolina Student Edl. Assistance Auth. RB                                            2,375,000                 2,507,834
Northampton Cnty., NC Indl. Facs. & Pollution Ctl. Fin. RB, Intl. Paper Co. Proj.          1,000,000                 1,032,160
Onslow Cnty., NC GO
Orange Cnty., NC COP
Orange Cnty., NC COP
Orange Cnty., NC GO
Orange Cnty., NC GO
Orange Cnty., NC GO
Orange Cnty., NC GO
Orange Cnty., NC GO
Piedmont, NC Triad Arpt. Auth.
Pitt Cnty., NC
Pitt Cnty., NC COP Pub. Facs.                                                              1,000,000                 1,086,250
Pitt Cnty., NC RB
Pitt Cnty., NC RB
Pitt Cnty., NC RB
Pitt Cnty., NC RB
Raleigh, NC Hsg. Auth. MHRB, Cedar Point Apts.                                             3,545,000                 2,304,250
Raleigh, NC RB
Raleigh, NC RB, Combined Enterprise Sys.
Raleigh, NC RB, Combined Enterprise Sys.
Raleigh-Durham, NC Arpt. Auth.
Sanford, NC GO
Union Cnty., NC GO
Union Cnty., NC GO
Union Cnty., NC GO
University North Carolina at Chapel Hill RB
University North Carolina at Chapel Hill RB

                                                                                        Wachovia North Carolina Municipal
                                                                                                    Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       Principal
                                                                                         Amount                 Market Value
---------------------------------------------------------------------------------------------------------------------------------
North Carolina Med. Care Commission Hosp. RB, Grace Hosp. Inc.
North Carolina Med. Care Commission Hosp. RB, Grace Hosp. Inc.
North Carolina Med. Care Commission Hosp. RB, Grace Hosp. Inc.
North Carolina Med. Care Commission Hosp. RB, Presbyterian Hlth. Svcs. Co. Proj.
North Carolina Med. Care Commission Hosp. RB, Rex Hosp. Proj.,
North Carolina Med. Care Commission Hosp. RB, Rex Hosp. Proj.
North Carolina Med. Care Commission Hosp. RB, Stanley Mem. Hosp. Proj.
North Carolina Med. Care Commission Hosp. RB, Stanley Mem. Hosp. Proj.
North Carolina Med. Care Commission Hosp. RB, Transylvania Community Hosp. Inc.
North Carolina Med. Care Commission Hosp. RB, Transylvania Community Hosp. Inc.
North Carolina Med. Care Commission Hosp. RB, Transylvania Community Hosp. Inc.
North Carolina Med. Care Commission Hosp. RB, Transylvania Community Hosp. Inc.
North Carolina Med. Care Commission Hosp. RB, Transylvania Community Hosp. Inc.
North Carolina Med. Care Commission Hosp. RB, Transylvania Community Hosp. Inc.
North Carolina Med. Care Commission Hosp. RB, Transylvania Community Hosp. Inc.
North Carolina Muni. Pwr. Agcy., Elec. RB                                              $ 2,500,000               $ 2,602,275
North Carolina Muni. Pwr. Agcy., Elec. RB, Catawba Elec.
North Carolina Muni. Pwr. Agcy., Elec. RB, Catawba Elec.
North Carolina Muni. Pwr. Agcy., Elec. RB, Catawba Elec.
North Carolina Student Edl. Assistance Auth. RB
North Carolina Student Edl. Assistance Auth. RB
North Carolina Student Edl. Assistance Auth. RB
Northampton Cnty., NC Indl. Facs. & Pollution Ctl. Fin. RB, Intl. Paper Co. Proj.
Onslow Cnty., NC GO                                                                        575,000                   613,853
Orange Cnty., NC COP                                                                     1,190,000                 1,255,164
Orange Cnty., NC COP                                                                     1,000,000                 1,050,900
Orange Cnty., NC GO                                                                      2,965,000                 3,187,998
Orange Cnty., NC GO                                                                      2,945,000                 3,227,278
Orange Cnty., NC GO                                                                      1,325,000                 1,440,302
Orange Cnty., NC GO                                                                      1,115,000                 1,204,323
Orange Cnty., NC GO                                                                      2,500,000                 2,697,525
Piedmont, NC Triad Arpt. Auth.                                                             750,000                   777,615
Pitt Cnty., NC                                                                           1,000,000                 1,029,010
Pitt Cnty., NC COP Pub. Facs.
Pitt Cnty., NC RB                                                                        2,380,000                 2,571,590
Pitt Cnty., NC RB                                                                        3,635,000                 3,914,859
Pitt Cnty., NC RB                                                                        3,000,000                 3,085,800
Pitt Cnty., NC RB                                                                        3,000,000                 3,226,620
Raleigh, NC Hsg. Auth. MHRB, Cedar Point Apts.
Raleigh, NC RB                                                                           1,045,000                 1,112,737
Raleigh, NC RB, Combined Enterprise Sys.                                                 2,000,000                 2,002,280
Raleigh, NC RB, Combined Enterprise Sys.                                                 1,000,000                   976,650
Raleigh-Durham, NC Arpt. Auth.                                                           1,000,000                 1,111,350
Sanford, NC GO                                                                           1,025,000                 1,082,246
Union Cnty., NC GO                                                                       1,965,000                 2,027,723
Union Cnty., NC GO                                                                       2,750,000                 2,812,013
Union Cnty., NC GO                                                                       5,000,000                 5,041,000
University North Carolina at Chapel Hill RB                                              2,085,000                 2,256,554
University North Carolina at Chapel Hill RB                                              2,000,000                 2,053,100

                                                                                           Evergreen North Carolina Municipal
                                                                                                  Bond Fund Pro Forma
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Principal              Combined Market
                                                                                            Amount                    Value
--------------------------------------------------------------------------------------------------------------------------------
North Carolina Med. Care Commission Hosp. RB, Grace Hosp. Inc.                           $ 3,825,000               $ 3,938,411
North Carolina Med. Care Commission Hosp. RB, Grace Hosp. Inc.                             1,110,000                 1,232,522
North Carolina Med. Care Commission Hosp. RB, Grace Hosp. Inc.                             1,180,000                 1,328,291
North Carolina Med. Care Commission Hosp. RB, Presbyterian Hlth. Svcs. Co. Proj.             900,000                   952,857
North Carolina Med. Care Commission Hosp. RB, Rex Hosp. Proj.,                             2,500,000                 2,695,225
North Carolina Med. Care Commission Hosp. RB, Rex Hosp. Proj.                              3,700,000                 3,996,777
North Carolina Med. Care Commission Hosp. RB, Stanley Mem. Hosp. Proj.                     5,000,000                 5,284,400
North Carolina Med. Care Commission Hosp. RB, Stanley Mem. Hosp. Proj.                     2,585,000                 2,920,016
North Carolina Med. Care Commission Hosp. RB, Transylvania Community Hosp. Inc.              155,000                   156,595
North Carolina Med. Care Commission Hosp. RB, Transylvania Community Hosp. Inc.              155,000                   156,912
North Carolina Med. Care Commission Hosp. RB, Transylvania Community Hosp. Inc.              175,000                   176,458
North Carolina Med. Care Commission Hosp. RB, Transylvania Community Hosp. Inc.              185,000                   185,649
North Carolina Med. Care Commission Hosp. RB, Transylvania Community Hosp. Inc.              190,000                   190,179
North Carolina Med. Care Commission Hosp. RB, Transylvania Community Hosp. Inc.            1,130,000                 1,110,010
North Carolina Med. Care Commission Hosp. RB, Transylvania Community Hosp. Inc.            1,090,000                   985,480
North Carolina Muni. Pwr. Agcy., Elec. RB                                                  2,500,000                 2,602,275
North Carolina Muni. Pwr. Agcy., Elec. RB, Catawba Elec.                                   5,000,000                 5,514,550
North Carolina Muni. Pwr. Agcy., Elec. RB, Catawba Elec.                                   5,000,000                 5,860,350
North Carolina Muni. Pwr. Agcy., Elec. RB, Catawba Elec.                                   2,990,000                 3,879,974
North Carolina Student Edl. Assistance Auth. RB                                            1,000,000                 1,056,210
North Carolina Student Edl. Assistance Auth. RB                                            2,000,000                 2,101,100
North Carolina Student Edl. Assistance Auth. RB                                            2,375,000                 2,507,834
Northampton Cnty., NC Indl. Facs. & Pollution Ctl. Fin. RB, Intl. Paper Co. Proj.          1,000,000                 1,032,160
Onslow Cnty., NC GO                                                                          575,000                   613,853
Orange Cnty., NC COP                                                                       1,190,000                 1,255,164
Orange Cnty., NC COP                                                                       1,000,000                 1,050,900
Orange Cnty., NC GO                                                                        2,965,000                 3,187,998
Orange Cnty., NC GO                                                                        2,945,000                 3,227,278
Orange Cnty., NC GO                                                                        1,325,000                 1,440,302
Orange Cnty., NC GO                                                                        1,115,000                 1,204,323
Orange Cnty., NC GO                                                                        2,500,000                 2,697,525
Piedmont, NC Triad Arpt. Auth.                                                               750,000                   777,615
Pitt Cnty., NC                                                                             1,000,000                 1,029,010
Pitt Cnty., NC COP Pub. Facs.                                                              1,000,000                 1,086,250
Pitt Cnty., NC RB                                                                          2,380,000                 2,571,590
Pitt Cnty., NC RB                                                                          3,635,000                 3,914,859
Pitt Cnty., NC RB                                                                          3,000,000                 3,085,800
Pitt Cnty., NC RB                                                                          3,000,000                 3,226,620
Raleigh, NC Hsg. Auth. MHRB, Cedar Point Apts.                                             3,545,000                 2,304,250
Raleigh, NC RB                                                                             1,045,000                 1,112,737
Raleigh, NC RB, Combined Enterprise Sys.                                                   2,000,000                 2,002,280
Raleigh, NC RB, Combined Enterprise Sys.                                                   1,000,000                   976,650
Raleigh-Durham, NC Arpt. Auth.                                                             1,000,000                 1,111,350
Sanford, NC GO                                                                             1,025,000                 1,082,246
Union Cnty., NC GO                                                                         1,965,000                 2,027,723
Union Cnty., NC GO                                                                         2,750,000                 2,812,013
Union Cnty., NC GO                                                                         5,000,000                 5,041,000
University North Carolina at Chapel Hill RB                                                2,085,000                 2,256,554
University North Carolina at Chapel Hill RB                                                2,000,000                 2,053,100

Evergreen North Carolina Municipal Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
August 31, 2001

---------------------------------------------------------------------------------------------------------------------------
                                                                                                           Maturity
                                                                                                Coupon        Date
---------------------------------------------------------------------------------------------------------------------------
University North Carolina at Chapel Hill, Util. RB                                               5.00%      8/1/20
University North Carolina Sys. Pool RB                                                           5.00%     10/1/08
University of Pollution Control Revenue Bond                                                     5.75%     10/1/13
University North Carolina Sys. Pool RB                                                           5.75%     10/1/14
University North Carolina Sys. Pool RB                                                           5.75%     10/1/15
Wake Cnty., NC GO                                                                                4.50%      3/1/10
Wake Cnty., NC GO                                                                                4.60%      3/1/12
Wake Cnty., NC Hospital RB                                                                       5.13%     10/1/26
Wake Cnty., NC, Ser. B                                                                           4.50%      2/1/07
Wake Cnty., NC, Ser. B                                                                           4.50%      2/1/14
Wake Cnty., NC, Ser. B                                                                           5.25%      2/1/17
Winston Salem, NC COP                                                                            5.00%      6/1/13
Winston Salem, NC COP                                                                            5.00%      6/1/15
Winston Salem, NC COP                                                                            5.00%      6/1/16
Winston Salem, NC COP                                                                            5.00%      6/1/20
Winston Salem, NC COP                                                                            5.00%      6/1/21
Winston Salem, NC COP                                                                            5.00%      6/1/24
Winston-Salem, NC                                                                                5.25%      6/1/15
Winston-Salem, NC Wtr. & Swr. Sys., RB                                                           4.80%      6/1/13
Winston-Salem, NC Wtr. & Swr. Sys., RB                                                           4.88%      6/1/14

Pennsylvania - 0.7%
Pennsylvania EDA RB, Colver Proj., Ser. D                                                        7.15%     12/1/18

Puerto Rico - 0.8%
Cmnwlth. of Puerto Rico GO                                                                       5.70%      7/1/03
Cmnwlth. of Puerto Rico GO                                                                       6.25%      7/1/09
Cmnwlth. of Puerto Rico RB, Mennonite General Hosp. Proj.                                        5.63%      7/1/27
Cmnwlth. of Puerto Rico Port Auth. RB, American Airlines Proj., Ser. A                           6.25%      6/1/26

South Carolina - 0.2%
Tobacco Settlement Revenue Mgmt. Auth. SC RB                                                     6.38%     5/15/30

Texas - 0.5%
Texas Wtr. Dev. Board RB                                                                         5.75%     7/15/16

Virgin Islands - 0.7%
Virgin Islands Pub. Fin. Auth. RRB, Senior Lien                                                  5.40%     10/1/12

                Total  Municipal Obligations

Mutual Fund Shares - 0.2%

AIM Global Management S\T Investments
Dreyfus Tax Exempt
Evergreen Institutional Municipal Money Market Fund 0
Federated Tax-Free Obligations Fund, Series INV
Fidelity Tax Exempt Money Market

                                                                                   Evergreen North Carolina Municipal
                                                                                               Bond Fund
---------------------------------------------------------------------------------------------------------------------------

                                                                                Principal Amount            Market Value
---------------------------------------------------------------------------------------------------------------------------
University North Carolina at Chapel Hill, Util. RB
University North Carolina Sys. Pool RB
University of Pollution Control Revenue Bond
University North Carolina Sys. Pool RB                                             $ 1,330,000               $ 1,486,993
University North Carolina Sys. Pool RB                                               1,125,000                 1,251,495
Wake Cnty., NC GO
Wake Cnty., NC GO
Wake Cnty., NC Hospital RB
Wake Cnty., NC, Ser. B
Wake Cnty., NC, Ser. B
Wake Cnty., NC, Ser. B
Winston Salem, NC COP
Winston Salem, NC COP
Winston Salem, NC COP
Winston Salem, NC COP
Winston Salem, NC COP
Winston Salem, NC COP
Winston-Salem, NC
Winston-Salem, NC Wtr. & Swr. Sys., RB
Winston-Salem, NC Wtr. & Swr. Sys., RB
                                                                                                          --------------
                                                                                                             238,843,089
                                                                                                          --------------

Pennsylvania - 0.7%
Pennsylvania EDA RB, Colver Proj., Ser. D                                            5,000,000                 5,211,700
                                                                                                          --------------

Puerto Rico - 0.8%
Cmnwlth. of Puerto Rico GO                                                           1,000,000                 1,046,550
Cmnwlth. of Puerto Rico GO                                                           2,535,000                 2,978,498
Cmnwlth. of Puerto Rico RB, Mennonite General Hosp. Proj.                              500,000                   425,160
Cmnwlth. of Puerto Rico Port Auth. RB, American Airlines Proj., Ser. A               1,400,000                 1,448,426
                                                                                                          --------------
                                                                                                               5,898,634
                                                                                                          --------------

South Carolina - 0.2%
Tobacco Settlement Revenue Mgmt. Auth. SC RB                                         1,300,000                 1,432,977
                                                                                                          --------------

Texas - 0.5%
Texas Wtr. Dev. Board RB                                                             3,275,000                 3,455,060
                                                                                                          --------------

Virgin Islands - 0.7%
Virgin Islands Pub. Fin. Auth. RRB, Senior Lien                                      5,000,000                 5,205,900
                                                                                                          --------------

                Total  Municipal Obligations                                                                 260,047,360

Mutual Fund Shares - 0.2%                                                               Shares
                                                                                        ------
AIM Global Management S\T Investments
Dreyfus Tax Exempt
Evergreen Institutional Municipal Money Market Fund 0                                  761,884                   761,884
Federated Tax-Free Obligations Fund, Series INV
Fidelity Tax Exempt Money Market

                                                                                   Wachovia North Carolina Municipal
                                                                                               Bond Fund
---------------------------------------------------------------------------------------------------------------------------
                                                                                  Principal
                                                                                    Amount                 Market Value
---------------------------------------------------------------------------------------------------------------------------
University North Carolina at Chapel Hill, Util. RB                                $ 3,200,000               $ 3,295,840
University North Carolina Sys. Pool RB                                              1,300,000                 1,401,478
University of Pollution Control Revenue Bond                                        1,255,000                 1,412,741
University North Carolina Sys. Pool RB
University North Carolina Sys. Pool RB
Wake Cnty., NC GO                                                                   3,000,000                 3,118,380
Wake Cnty., NC GO                                                                   5,960,000                 6,159,422
Wake Cnty., NC Hospital RB                                                          1,375,000                 1,432,943
Wake Cnty., NC, Ser. B                                                              3,000,000                 3,150,570
Wake Cnty., NC, Ser. B                                                              7,500,000                 7,610,400
Wake Cnty., NC, Ser. B                                                              2,000,000                 2,136,340
Winston Salem, NC COP                                                               1,050,000                 1,114,470
Winston Salem, NC COP                                                               1,250,000                 1,305,888
Winston Salem, NC COP                                                               1,050,000                 1,088,210
Winston Salem, NC COP                                                               4,670,000                 4,725,573
Winston Salem, NC COP                                                               1,000,000                 1,004,140
Winston Salem, NC COP                                                               7,165,000                 7,192,944
Winston-Salem, NC                                                                   1,980,000                 2,095,216
Winston-Salem, NC Wtr. & Swr. Sys., RB                                              2,745,000                 2,849,118
Winston-Salem, NC Wtr. & Swr. Sys., RB                                              3,350,000                 3,472,945
                                                                                                         --------------
                                                                                                            437,298,941
                                                                                                         --------------

Pennsylvania - 0.7%
Pennsylvania EDA RB, Colver Proj., Ser. D

Puerto Rico - 0.8%
Cmnwlth. of Puerto Rico GO
Cmnwlth. of Puerto Rico GO
Cmnwlth. of Puerto Rico RB, Mennonite General Hosp. Proj.
Cmnwlth. of Puerto Rico Port Auth. RB, American Airlines Proj., Ser. A

South Carolina - 0.2%
Tobacco Settlement Revenue Mgmt. Auth. SC RB

Texas - 0.5%
Texas Wtr. Dev. Board RB

Virgin Islands - 0.7%
Virgin Islands Pub. Fin. Auth. RRB, Senior Lien

                Total  Municipal Obligations                                                                437,298,941

Mutual Fund Shares - 0.2%                                                              Shares
                                                                                       ------
AIM Global Management S\T Investments                                                     317                       317
Dreyfus Tax Exempt                                                                        573                       573
Evergreen Institutional Municipal Money Market Fund 0
Federated Tax-Free Obligations Fund, Series INV                                       646,390                   646,390
Fidelity Tax Exempt Money Market                                                          531                       531

                                                                                     Evergreen North Carolina Municipal
                                                                                            Bond Fund Pro Forma
--------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal              Combined Market
                                                                                      Amount                    Value
--------------------------------------------------------------------------------------------------------------------------
University North Carolina at Chapel Hill, Util. RB                                 $ 3,200,000               $ 3,295,840
University North Carolina Sys. Pool RB                                               1,300,000                 1,401,478
University of Pollution Control Revenue Bond                                         1,255,000                 1,412,741
University North Carolina Sys. Pool RB                                               1,330,000                 1,486,993
University North Carolina Sys. Pool RB                                               1,125,000                 1,251,495
Wake Cnty., NC GO                                                                    3,000,000                 3,118,380
Wake Cnty., NC GO                                                                    5,960,000                 6,159,422
Wake Cnty., NC Hospital RB                                                           1,375,000                 1,432,943
Wake Cnty., NC, Ser. B                                                               3,000,000                 3,150,570
Wake Cnty., NC, Ser. B                                                               7,500,000                 7,610,400
Wake Cnty., NC, Ser. B                                                               2,000,000                 2,136,340
Winston Salem, NC COP                                                                1,050,000                 1,114,470
Winston Salem, NC COP                                                                1,250,000                 1,305,888
Winston Salem, NC COP                                                                1,050,000                 1,088,210
Winston Salem, NC COP                                                                4,670,000                 4,725,573
Winston Salem, NC COP                                                                1,000,000                 1,004,140
Winston Salem, NC COP                                                                7,165,000                 7,192,944
Winston-Salem, NC                                                                    1,980,000                 2,095,216
Winston-Salem, NC Wtr. & Swr. Sys., RB                                               2,745,000                 2,849,118
Winston-Salem, NC Wtr. & Swr. Sys., RB                                               3,350,000                 3,472,945
                                                                                                          --------------
                                                                                                             676,142,030
                                                                                                          --------------

Pennsylvania - 0.7%
Pennsylvania EDA RB, Colver Proj., Ser. D                                            5,000,000                 5,211,700
                                                                                                          --------------

Puerto Rico - 0.8%
Cmnwlth. of Puerto Rico GO                                                           1,000,000                 1,046,550
Cmnwlth. of Puerto Rico GO                                                           2,535,000                 2,978,498
Cmnwlth. of Puerto Rico RB, Mennonite General Hosp. Proj.                              500,000                   425,160
Cmnwlth. of Puerto Rico Port Auth. RB, American Airlines Proj., Ser. A               1,400,000                 1,448,426
                                                                                                          --------------
                                                                                                               5,898,634
                                                                                                          --------------

South Carolina - 0.2%
Tobacco Settlement Revenue Mgmt. Auth. SC RB                                         1,300,000                 1,432,977
                                                                                                          --------------

Texas - 0.5%
Texas Wtr. Dev. Board RB                                                             3,275,000                 3,455,060
                                                                                                          --------------

Virgin Islands - 0.7%
Virgin Islands Pub. Fin. Auth. RRB, Senior Lien                                      5,000,000                 5,205,900
                                                                                                          --------------

                Total  Municipal Obligations                                                                 697,346,301

Mutual Fund Shares - 0.2%                                                               Shares
                                                                                        ------
AIM Global Management S\T Investments                                                      317                       317
Dreyfus Tax Exempt                                                                         573                       573
Evergreen Institutional Municipal Money Market Fund 0                                  761,884                   761,884
Federated Tax-Free Obligations Fund, Series INV                                        646,390                   646,390
Fidelity Tax Exempt Money Market                                                           531                       531

Evergreen North Carolina Municipal Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
August 31, 2001

                                                                                           Evergreen North Carolina Municipal
                                                                                                       Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                        Maturity
                                                             Coupon        Date         Principal Amount            Market Value
-----------------------------------------------------------------------------------------------------------------------------------
       Total  Mutual Fund Shares                                                                                         761,884
                                                                                                                  --------------

-----------------------------------------------------------------------------------------------------------------------------------

        Total Investments (cost $662,579,560)-  99.3%                                                                260,809,244

       Other Assets and Liabilities - (0.7%)                                                                           2,654,249
                                                                                                                  --------------
       Net Assets - 100.0%                                                                                         $ 263,463,493
                                                                                                                  ==============

                                                                                            Wachovia North Carolina Municipal
                                                                                                        Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           Principal
                                                                                             Amount                 Market Value
-----------------------------------------------------------------------------------------------------------------------------------
       Total  Mutual Fund Shares                                                                                         647,811
                                                                                                                  --------------

-----------------------------------------------------------------------------------------------------------------------------------

        Total Investments (cost $662,579,560)-  99.3%                                                                437,946,752

       Other Assets and Liabilities - (0.7%)                                                                           2,535,346
                                                                                                                  --------------
       Net Assets - 100.0%                                                                                         $ 440,482,098
                                                                                                                  ==============

                                                                                              Evergreen North Carolina Municipal
                                                                                                     Bond Fund Pro Forma
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Principal              Combined Market
                                                                                               Amount                    Value
-----------------------------------------------------------------------------------------------------------------------------------
       Total  Mutual Fund Shares                                                                                       1,409,695
                                                                                                                  --------------

---------------------------------------------------------------------------------------------------------------------------------

        Total Investments (cost $662,579,560)-  99.3%                                                                698,755,996

       Other Assets and Liabilities - (0.7%)                                                                           5,189,595
                                                                                                                  --------------
       Net Assets - 100.0%                                                                                         $ 703,945,591
                                                                                                                  ==============

0 The advisor of the Evergreen North Carolina Municipal Bond Fund and the advisor of the money market fund are each a subsidiary of Wachovia Corporation.

Summary of Abbreviations:

COP       Certificate of Participation
GO        General Obligation
MHRB      Multifamily Housing Revenue Bond
RB        Revenue Bond
RRB       Refunding Revenue Bond
SFHRB     Single Family Housing Revenue Bond

             See Notes to Pro Forma Combining Financial Statements.

Evergreen North Carolina Municipal Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Assets and Liabilities
August 31, 2001

                                                                            Evergreen North           Wachovia North
                                                                               Carolina                  Carolina
                                                                             Municipal Bond           Municipal Bond
                                                                                 Fund                      Fund
--------------------------------------------------------------------------------------------------------------------------
Assets
Identified cost of securities                                                 $245,013,950               $417,565,610
Net unrealized gains or losses on securities                                    15,795,294                 20,381,142
--------------------------------------------------------------------------------------------------------------------------
Market value of securities                                                     260,809,244                437,946,752
Cash                                                                                     0                        298
Receivables for securities sold                                                     60,669                  6,214,152
Dividends and interest receivable                                                3,906,838                          0
Receivable from investment advisor                                                  40,960                          0
Prepaid expenses and other assets                                                    9,099                          0
--------------------------------------------------------------------------------------------------------------------------
     Total assets                                                              264,826,810                444,161,202
--------------------------------------------------------------------------------------------------------------------------
Liabilities
Distributions payable                                                            1,027,438                  1,505,131
Payable for securities purchased                                                         0                  1,923,543
Payable for Fund shares redeemed                                                   281,302                          0
Advisory fee payable                                                                     0                    181,372
Distribution Plan expenses payable                                                   3,687                      7,434
Due to other related parties                                                         2,887                     30,798
Accrued expenses and other liabilities                                              48,003                     30,828
--------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                           1,363,317                  3,679,106

Net assets                                                                    $263,463,493               $440,482,096
--------------------------------------------------------------------------------------------------------------------------

Net assets represented by
Paid-in capital                                                               $258,396,633               $414,058,740
Undistributed (overdistributed) net investment income                              (73,632)                   189,575
Accumulated net realized gains or losses on securities                         (10,654,802)                 5,852,639
Net unrealized gains or losses on securities                                    15,795,294                 20,381,142
--------------------------------------------------------------------------------------------------------------------------
Net assets                                                                    $263,463,493               $440,482,096
--------------------------------------------------------------------------------------------------------------------------

Class A Shares
Net Assets                                                                     $35,930,421                 $7,094,218
Shares of Beneficial Interest Outstanding                                        3,469,206                    617,136
Net Asset Value                                                                     $10.36                     $11.50
Maximum Offering Price (based on sales charge of 4.75%, 4.50% and
4.75%, respectively )                                                               $10.88                     $12.04

Class B Shares
Net Assets                                                                     $24,541,589                         --
Shares of Beneficial Interest Outstanding                                        2,369,537                         --
Net Asset Value                                                                     $10.36                         --

Class I/Class Y Shares
Net Assets                                                                    $202,991,483               $433,387,878
Shares of Beneficial Interest Outstanding                                       19,599,344                 37,700,858
Net Asset Value                                                                     $10.36                     $11.50

                                                                                                      Evergreen North
                                                                                                     Carolina Municipal
                                                                                                       Bond Fund Pro
                                                                           Adjustments                     Forma
-----------------------------------------------------------------------------------------------------------------------
Assets
Identified cost of securities                                                                            $662,579,560
Net unrealized gains or losses on securities                                                               36,176,436
----------------------------------------------------------------------------------------------------------------------
Market value of securities                                                                                698,755,996
Cash                                                                                                              298
Receivables for securities sold                                                                             6,274,821
Dividends and interest receivable                                                                           3,906,838
Receivable from investment advisor                                                                             40,960
Prepaid expenses and other assets                                                                               9,099
----------------------------------------------------------------------------------------------------------------------
     Total assets                                                                                         708,988,012
----------------------------------------------------------------------------------------------------------------------
Liabilities
Distributions payable                                                                                       2,532,569
Payable for securities purchased                                                                            1,923,543
Payable for Fund shares redeemed                                                                              281,302
Advisory fee payable                                                                                          181,372
Distribution Plan expenses payable                                                                             11,121
Due to other related parties                                                                                   33,685
Accrued expenses and other liabilities                                                                         78,831
----------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                                      5,042,423

Net assets                                                                                               $703,945,589
----------------------------------------------------------------------------------------------------------------------

Net assets represented by
Paid-in capital                                                                                          $672,455,373
Undistributed (overdistributed) net investment income                                                         115,943
Accumulated net realized gains or losses on securities                                                     (4,802,163)
Net unrealized gains or losses on securities                                                               36,176,436
----------------------------------------------------------------------------------------------------------------------
Net assets                                                                                               $703,945,589
----------------------------------------------------------------------------------------------------------------------

Class A Shares
Net Assets                                                                                                $43,024,639
Shares of Beneficial Interest Outstanding                                   67,833   a                      4,154,175
Net Asset Value                                                                                                $10.36
Maximum Offering Price (based on sales charge of 4.75%, 4.50% and
4.75%, respectively )                                                                                          $10.88

Class B Shares
Net Assets                                                                                                $24,541,589
Shares of Beneficial Interest Outstanding                                                                   2,369,537
Net Asset Value                                                                                                $10.36

Class I/Class Y Shares
Net Assets                                                                                               $636,379,361
Shares of Beneficial Interest Outstanding                                4,143,513   a                     61,443,715
Net Asset Value                                                                                                $10.36

(a) Reflects the impact of converting shares of target fund into shares of the survivor fund.

             See Notes to Pro Forma Combining Financial Statements.

Evergreen North Carolina Municipal Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Operations
Year Ended August 31, 2001

                                                                            Evergreen North           Wachovia North
                                                                               Carolina                  Carolina
                                                                             Municipal Bond           Municipal Bond
                                                                                 Fund                      Fund
-------------------------------------------------------------------------------------------------------------------------
Investment Income
Interest income                                                                 $14,923,612               $21,226,872
-------------------------------------------------------------------------------------------------------------------------
Total investment income                                                          14,923,612                21,226,872
-------------------------------------------------------------------------------------------------------------------------

Expenses
Advisory fee                                                                     1,129,043                  3,228,507
Distribution Plan expenses                                                         380,542                     18,808
Transfer agent fee                                                                  64,710                      8,821
Administrative services fees                                                       268,820                    309,030
Custodian fee                                                                       79,553                     98,288
Printing and postage expenses                                                       20,968                      6,849
Registration and filing fees                                                        34,477                     25,628
Professional fees                                                                   17,733                     23,960
Trustees' fees and expenses                                                           5,395                    10,563
Other                                                                               18,923                     15,056
-------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                   2,020,164                  3,745,510
Less:  Expense reductions                                                           (9,337)
            Expense waivers and reimbursements                                    (705,819)                (1,143,861)
-------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                     1,305,008                  2,601,649
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                                           13,618,604                 18,625,223

Net realized and unrealized gains or losses on securities
-------------------------------------------------------------------------------------------------------------------------
Net realized gains or losses on securities                                        (734,519)                 7,743,425
-------------------------------------------------------------------------------------------------------------------------
Net change in unrealized gains or losses on securities                          10,151,548                 12,515,609
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities                        9,417,029                 20,259,034
Net increase in net assets resulting from operations                           $23,035,633                $38,884,257
-------------------------------------------------------------------------------------------------------------------------

                                                                                                        Evergreen North
                                                                                                       Carolina Municipal
                                                                                                         Bond Fund Pro
                                                                             Adjustments                     Forma
-------------------------------------------------------------------------------------------------------------------------
Investment Income
Interest income                                                                                           $36,150,484
------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                  0                 36,150,484
------------------------------------------------------------------------------------------------------------------------

Expenses
Advisory fee                                                                    (1,419,328)  a              2,938,222
Distribution Plan expenses                                                                                    399,350
Transfer agent fee                                                                  42,250   d                115,781
Administrative services fees                                                       121,727   b                699,577
Custodian fee                                                                        3,479   b                181,320
Printing and postage expenses                                                       11,608   b                 39,425
Registration and filing fees                                                       (19,872)  c                 40,233
Professional fees                                                                  (15,280)  c                 26,413
Trustees' fees and expenses                                                         (1,857)  a                 14,101
Other                                                                              (15,056)  c                 18,923
------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                  (1,292,329)                 4,473,345
Less:  Expense reductions                                                                                      (9,337)
            Expense waivers and reimbursements                                     156,131   e             (1,693,549)
------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                    (1,136,198)                 2,770,459
------------------------------------------------------------------------------------------------------------------------
Net investment income                                                            1,136,198                 33,380,025

Net realized and unrealized gains or losses on securities
------------------------------------------------------------------------------------------------------------------------
Net realized gains or losses on securities                                               0                  7,008,906
------------------------------------------------------------------------------------------------------------------------
Net change in unrealized gains or losses on securities                                                     22,667,157
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities                                0                 29,676,063
Net increase in net assets resulting from operations                            $1,136,198                $63,056,088
------------------------------------------------------------------------------------------------------------------------

a Reflects a decrease based on the surviving fund's fee schedule and the average net assets of the combined fund.

b Reflects an increase based on the combined asset level of the surviving fund.

c Reflects a savings resulting from the elimination of duplicate fees of the individual funds.

d Reflects an increase due to increased shareholder accounts in the surviving fund.

e     Reflects adjustment for fee waivers necessary for the surviving fund.

             See Notes to Pro Forma Combining Financial Statements.

Evergreen North Carolina Municipal Bond Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)
August 31, 2001

1. Basis of Combination - The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Combining Schedule of Investments and the related Pro Forma Combining Statement of Operations ("Pro Forma Statements"), reflect the accounts of Evergreen North Carolina Municipal Bond Fund ("Evergreen Fund") and Wachovia North Carolina Municipal Bond Fund ("Wachovia Fund") at August 31, 2001 and for the respective periods then ended.

      The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the "Reorganization") to be submitted to shareholders of Evergreen Fund. The Reorganization provides for the acquisition of all the assets and the identified liabilities of Wachovia Fund by Evergreen Fund, in exchange for Class A and Class I shares of Evergreen Fund. Thereafter, there will be a distribution of Class A and Class I shares of Evergreen Fund to the Class A and Class Y shareholders of Wachovia Fund in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of Wachovia Fund will become the owners of that number of full and fractional Class A and Class I shares of Evergreen Fund having an aggregate net asset value equal to the aggregate net asset value of their shares of Wachovia Fund as of the close of business immediately prior to the date that Wachovia Fund net assets are exchanged for Class A and Class I shares of Evergreen Fund.

      The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the respective periods presented.

      The information contained herein is based on the experience of each Fund for the respective periods then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of Wachovia Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Evergreen Investment Management Company, LLC, a subsidiary of Wachovia Corporation. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Evergreen Fund.

      The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2. Shares of Beneficial Interest - The Pro Forma net asset values per share assume the issuance of Class A and Class I shares of Evergreen Fund which would have been issued at August 31, 2001 in connection with the proposed Reorganization. Class A and Class Y shareholders of Wachovia Fund would receive Class A and Class I shares, respectively, of Evergreen Fund based on conversion ratios determined on August 31, 2001. The conversion ratios are calculated by dividing the net asset value per share of Class A and Class Y of Wachovia Fund by the net asset value per share of Class A and Class I, respectively, of Evergreen Fund.

3. Pro Forma Operations - The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Pro Forma operating expenses include the actual expenses of the Funds adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by determining the expense rates based on the combined average net assets of the two funds and applying those rates to the average net assets of the Evergreen Fund for the twelve months ended August 31, 2001 and to the average net assets of the Wachovia Fund for the twelve months ended August 31, 2001. The adjustments reflect those amounts needed to adjust the combined expenses to these rates.